As filed with the Securities and Exchange Commission on, February 28, 2005

                            REGISTRATION NO. 33-6867
                    INVESTMENT COMPANY ACT FILE NO. 811-4665
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |X|

            Pre-Effective Amendment No. _____                            |_|

            Post-Effective Amendment No. 44                              |X|

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                                Amendment No. 44

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
           (formerly known as the Capstone International Series Trust)

                5847 San Felipe, Suite 850, Houston, Texas 77057
               (Address of Principal Executive Offices) (Zip Code)

                  Registrant's Telephone Number: 1-713-781-7193

                           Mitchell J. Rabil, Esquire
                            C. Richard Ropka, Esquire
                              Rabil & Ropka, L.L.C.
                               215 Fries Mill Road
                         Turnersville, New Jersey 08012
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

|X|   immediately upon filing pursuant to paragraph (b).
|_|   on pursuant to paragraph (b).
|_|   60 days after filing pursuant to paragraph (a)(i).
|_|   on (date) pursuant to paragraph (a)(i).
|_|   75 days after filing pursuant to paragraph (a)(ii).
|_|   on ________________ pursuant to paragraph (a)(ii) of Rule 485

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                         POST-EFFECTIVE AMENDMENT NO. 44

                                       to

                             REGISTRATION STATEMENT

      This  Post-Effective   Amendment  No.  44  to  Registrant's   Registration
Statement No. 33-6867/811-4665 consists of the following pages, items of information and documents:

                                The Facing Sheet

                                     PART A

      Prospectus for Commonwealth Japan Fund (formerly known as the Capstone Japan Fund) as contained in Post-Effective Amendment No. 43 to Registration
Statement No. 33-6867/811-4665 filed on February 13, 2004 is amended and contained herein. Commonwealth Australia/New Zealand Fund (formerly known as the Capstone New Zealand Fund) as contained in Post-Effective Amendment No. 43 to Registration Statement No. 33-6867/811-4665 filed on February 13, 2004 is amended and contained herein. Commonwealth Global Fund as contained in Post-Effective Amendment No. 43 to Registration Statement No. 33-6867/811-4665 filed on February 13, 2004 is amended and contained herein. Information relative to Commonwealth Real Estate Securities Fund as contained in Post-Effective Amendment No. 43 to Registration Statement No. 38-6867/811-4665 filed on February 13, 2004 is amended and contained herein.

                                     PART B

      Statement of Additional Information for Commonwealth Japan Fund (formerly known as Capstone Japan Fund) as contained in Post-Effective Amendment No. 43 to Registration Statement No. 33-6867/811-4665 filed on February 13, 2004 is amended and contained herein. Statement of Additional Information for Commonwealth Australia/New Zealand Fund (formerly known as Capstone New Zealand
Fund) as contained in Post-Effective Amendment No. 43 to Registration Statement No. 33-6768/811-4665 filed on February 13, 2004 is amended and contained herein. Statement of Additional Information for Commonwealth Global Fund as contained in Post-Effective Amendment No. 43 to Registration Statement No. 33-6768/811-4665 filed on February 13, 2004 is amended and contained herein. Statement of Additional Information for Commonwealth Real Estate Securities Fund as contained in Post-Effective Amendment No. 43 to Registration Statement No.33-6768/811-4665 filed on February 13, 2004 is amended and contained herein.

                                     PART C

                                    Exhibits

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                           On Behalf Of Its Series The

                             COMMONWEALTH JAPAN FUND
                     (formerly known as Capstone Japan Fund)

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                  (formerly known as Capstone New Zealand Fund)

                            COMMONWEALTH GLOBAL FUND

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                   PROSPECTUS

                                February 28, 2005

                 The Securities and Exchange Commission does not
                  approve or disapprove the information in this
                       prospectus, and does not determine
       whether this information is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS


THE FUNDS' MAIN INVESTMENT STRATEGIES

         PRINCIPAL INVESTMENT STRATEGIES OF THE COMMONWEALTH FUNDS .........

COMMONWEALTH JAPAN FUND ....................................................

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND ....................................

         COMMONWEALTH GLOBAL FUND ..........................................

         COMMONWEALTH REAL ESTATE SECURITIES FUND ..........................

THE FUNDS PRINCIPAL RISKS

FUNDS' PAST PERFORMANCE ....................................................

FUNDS' FEES AND EXPENSES ...................................................

GENERAL INFORMATION

         FUNDS' INVESTMENT ADVISER .........................................

         FUNDS' PORTFOLIO MANAGER ..........................................

BUYING AND SELLING FUND SHARES .............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................

DISTRIBUTOR ................................................................

FINANCIAL HIGHLIGHTS INFORMATION ...........................................

HOW TO GET MORE INFORMATION ................................................

                      THE FUNDS' MAIN INVESTMENT STRATEGIES

Principal Investment Strategies of the Commonwealth Funds

      Each Fund's investment objective will be to provide long-term capital appreciation and current income. In addition to buying equity and debt securities directly, the Funds may invest in sponsored and un-sponsored American Depository Receipts (ADRs) related to the designated securities. ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investments directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain.

      Investments in debt securities may include obligations of governmental issuers as well as obligations of companies having an outstanding debt issue rated Baa3 or better by Moody's Investor Services, Inc. ("Moody's"), BBB or better by Standard & Poor's Corporation ("S&P"), or obligations of comparable quality as determined by the Adviser pursuant to guidelines approved by the Board of Trustees. Many foreign debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. The Funds investments in commercial paper must be rated at least A-2 by S&P or P-2 by Moody's. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

      In furtherance of its objective, each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (possibly months later), are not a principal investment strategy but permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.

      Under normal market conditions, each Fund independent of the other, invests at least 80% of its total assets in the country or asset class specified in its name. (i.e., Japan, Australia / New Zealand, Global or Real Estate Industry Companies). This 80% investment will be comprised of securities of Real Estate Industry Companies, issuers that are organized under particular country's law (i.e., Japanese, Australia/New Zealand), issuers that are listed on the particular country's stock exchanges regardless of the country in which the issuer is organized (i.e., Japanese, Australia, New Zealand); issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in the particular country (i.e., Japanese, Australia or New Zealand), issues of central and local government entities of the particular country (i.e., Japanese, Australia or New Zealand) or issues traded globally.

      The Funds also have authority, but it is not a principal investment strategy, to invest in money market instruments of U.S. or foreign issuers. They may invest in instruments issued or backed by U.S. or foreign banks or savings associations. The Funds may invest up to 5% of their assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Funds may invest in these instruments without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when the market begins to improve. The Funds may also lend their portfolio securities. These loans will be fully collateralized at all times. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and foreign currencies.

      In seeking to reduce downside risk, the adviser will attempt whenever possible to: (i) diversify broadly among companies, industries, and as to the Global Fund without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) as to the Global Fund, generally focus on countries with developed economies. The Adviser will also seek to sell a stock when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Funds, or in the course of adjusting the Fund's emphasis on a given country.

      Commonwealth Japan Fund

      The Japan Fund invests primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities of Japanese Issuers. Japanese Issuers include issuers that are organized under Japanese law; issuers that are listed on the Japanese Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan, and Japanese central and local government entities.

      Commonwealth Australia/New Zealand Fund

      The Australia/New Zealand Fund invests primarily in equity securities, including common and preferred stock and securities convertible into common stock, and debt securities of Australia/ New Zealand Issuers. Australian/New
Zealand Issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand, and Australian or New Zealand central and local government entities.

      Commonwealth Global Fund

      The Global Fund invests in U.S. and foreign equity securities, including common and preferred stock and securities convertible into common stock and debt securities. Although the fund can invest in companies of any size and from any country, it will generally focus on established companies in countries with developed economies.

      Commonwealth Real Estate Securities Fund

      The Real Estate Securities Fund seeks to invest its assets in common stock and other equity securities including preferred stock and securities convertible into common stock and debt securities of Real Estate Industry Companies (i.e., those whose fortunes are impacted by the real estate market) which may include investment trusts (REITs), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies and other publicly-traded companies involved in real estate related activities and industries. Under normal conditions, at least 80% of the Fund's total assets will be invested in securities of REITs and other publicly-traded real estate industry companies. The Fund's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Consistent with the Fund's investment objective, certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.

                           THE FUNDS' PRINCIPAL RISKS

      Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically out-performed other types of securities over the longer term.

      Investments in debt and/or fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both stock and fixed income securities, also entail, to some extent, the risks of each.

      Investing in securities of foreign issuers involves certain risks that are different from investments in securities of U.S. issuers. The economy has experienced an economic slowdown in recent years and there can be no assurance when it will recover. Moreover, attempts to restructure certain aspects of the economy, although designed to help, are uncertain in their effects. Investments in foreign securities involve higher costs. There are also risks due to differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets are also generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Also, transactions in foreign securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for a Fund to liquidate positions, thereby causing delays in a Fund's receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities.

      When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets at the time of purchase absent unusual market conditions. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes. Each Fund's hedging activities may not be successful or may fail to give the Fund the expected benefit or gain. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

      Each Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and you can lose money. From time to time, the Fund's performance may be better or worse than funds with similar investment policies. Their performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because of their specialized (foreign securities or real estate securities), each Fund should be considered as part of your principal investment program and not as a balanced investment program.

      Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small capitalization companies may decline significantly in market downturns. These securities may be traded over-the-counter or listed on an exchange.

      In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in Real Estate Industry Companies, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

      Investors also will be subject to certain risks associated with Real Estate Industry Companies. For example, Real Estate Industry Companies may be affected by changes in the value of the underlying properties owned by the Real Estate Industry Companies, while Mortgage Real Estate Industry Companies may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Equity and Mortgage Real Estate Industry Companies depend on management skills and generally may not be diversified. These Real Estate Industry Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, Equity and Mortgage REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the Investment Company Act of 1940.

      The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      REITs, particularly Mortgage REITs, are subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

      Should the Real Estate Securities Fund invest in securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other mineral rights.

      Frequent Trading. While the Funds do not solicit and are not designed for short-term trading (hereinafter referred to as "frequent trading" or "marketing timing"), such activity may occur in the Funds. Such trading may result in a dilution in the value of shares held by long-term shareholders. It may create transaction costs that are borne by all shareholders and it may disrupt the orderly management of a Fund's portfolio investments, thereby increasing expenses to the shareholders and harming performance. Certain of our funds that invest in foreign markets have experienced relatively high in-flow and out-flow of cash from shareholders. This may be caused by investors who are seeking to predict current and future market movements or who believe that trading in our Funds will allow them to take advantage of time differences between the U.S. and some foreign markets.

      See also "Risk Factors" and "Investment Policies and Restrictions" discussed in the Statement of Additional Information that is incorporated herein by reference and made a part hereof.

                             FUNDS' PAST PERFORMANCE

      Each table shows how each Fund has performed on a cumulative basis each calendar year since its inception. Each Fund's most recent annual/semiannual report contains information on the Fund's performance, including relevant market conditions, recent investment strategies, as discussed above, and securities holdings. (See back cover on how to obtain such a report.) Each table assumes that dividends and distributions paid by the Fund have been reinvested in additional Fund shares. You should remember that past performance does not necessarily indicate how a Fund will perform in the future and that since the Australia/New Zealand Fund's shareholders approved the Fund's investments in the Australian market in January 2001, the following tables represent that Fund's performance only in the New Zealand market for the years ended prior to 2001. The Global Fund was formed on December 14, 2001 and began operation on December 3, 2002 when it received its first investment. Finally, the Real Estate Securities Fund was formed on July 2, 2003 and began operations on January 5, 2004 when it received its first investment.

      The following two tables illustrate each Fund's past performance. This information provides some indication of the risks of investing in these Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for 1, 5, and 10 years compared with those of a broad measure of the market performance. Further, each Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Japan Fund includes performance results of the current Adviser's management of the portfolios since August 22, 1997. Prior to August 22, 1997, the Japan Fund's Adviser was Nikko Capital Management (USA), Inc.

(Bar Chart to be inserted showing the following data:)

Year-by-year total return as of 12/31 each year (%).

                            AUSTRALIA                            REAL ESTATE
JAPAN FUND              NEW ZEALAND FUND     GLOBAL FUND        SECURITIES FUND*
----------              ----------------     -----------        ----------------
12/31/95    (3.21)%    2/31/95    11.84%
12/31/96    (16.10)%   2/31/96    26.37%
12/31/97    (24.55)%   2/31/97    (23.13)%
12/31/98    6.68%      2/31/98    (9.33)%
12/31/99    58.59%     2/31/99    16.08%1
12/31/00    (36.69)%   2/31/00    (18.47)%
12/31/01    (24.95)%   2/31/01    7.59%
12/31/02    (8.58)%    2/31/02    21.61%
12/31/03    13.49%     2/31/03    39.64%    12/31/03   29.68%
12/31/04    (3.10)%    2/31/04    19.54%    12/31/04  20.11%    12/31/04  17.41%

      * The Real Estate Securities Fund is not annualized since the inception date of the Fund was January 4, 2004.

      For the periods included in the bar chart:

                                           AUSTRALIA                              REAL ESTATE
        JAPAN FUND                     NEW ZEALAND FUND     GLOBAL FUND          SECURITIES FUND
        ----------                     ----------------     -----------          ---------------
Best Quarter - 25.32%, Q4, 1998       34.64%, Q4, 1998       15.81%, Q4, 2003    15.25%, Q4, 2004
Worst Quarter - (18.74)%, Q4, 1997    (20.10)% Q4, 1997      (4.73)%, Q2, 2003   (6.71)%, Q1, 2004

Average Annual Total Return as of 12/31/2004 as compared to comparable Indexes.

                                   JAPAN FUND

                            1 Year          5 Years           10 Years
                            ------          -------           --------
Return
Before Taxes                 3.10%          (13.72)%          (6.78)%

Return After
Taxes on
Distribution                 3.10%          (13.72)%          (6.81)%

Return After
Taxes on
Distribution and
Redemptions                  2.64%          (11.06)%          (5.46)%

--------------------------------------------------------------------------------

TOPIX Index*                11.19%           (6.93)%          (2.20)%

      * TOPIX Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the First Section of the Tokyo Stock Exchange. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect deduction of any fees, taxes or expenses.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                           AUSTRALIA/NEW ZEALAND FUND

                                1 Year         5 Years         10 Years
                                ------         -------         --------

Return
Before Taxes                    19.54%         12.22%          7.36%

Return After
Taxes on
Distribution                    16.60%         11.42%          6.75%

Return After
Taxes on
Distribution and
Sale of Fund
Shares                          15.38%         10.29%          6.18%

--------------------------------------------------------------------------------

NZCI*                           49.19%         29.45%         17.61%
AS30**                          34.70%           n/a            n/a
NZSE50FG***                     37.28%           n/a            n/a

      * The New Zealand Small Companies Index is a capitalization-weighted index (adjusted in US dollars)of all New Zealand equities including those on the New Zealand Stock Exchange 40 index and is not an investment product available for purchase.

      ** The Australian All Ordinaries Index (AAOI) is a capitalization-weighted index (adjusted in US dollars)comprised of the largest 500 Companies as measured by market capitalization that are listed on the Australian Stock Exchange.

      *** The New Zealand Exchange Limited 50 Free Float Total Return Index (adjusted in US dollars)is a modified market capitalization weighted index. The index consists of the top 50 companies by free-float adjusted market capitalization that are listed on the New Zealand Exchange Limited and is not an investment product available for purchase. The New Zealand Stock Exchange launched the new headline index, NZSX 50, to bring its primary benchmark index in line with international best practice, and to better reflect the performance and returns to shareholders, derived from investment in securities on the New Zealand Stock Exchange. The existing sector indices calculated by the New Zealand Stock Exchange will be discontinued and new sector indices based on global criteria (such as the Global Industry Classification System) will be introduced to allow comparability to overseas exchange. Because of these improvements in performance measurements, the fund will begin using the New Zealand Stock Exchange Limited 50 Free Float Total Return Index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                                   GLOBAL FUND

                                 1 Year           5 Year        10 Year
                                 ------           ------        -------

Return
Before Taxes                     19.04%            n/a            n/a

Return After
Taxes on
Distribution                     18.26%            n/a            n/a

Return After
Taxes on
Distribution and
Redemptions                      15.91%            n/a            n/a
                                                                  ---

--------------------------------------------------------------------------------

MSCI World Index*                15.22%            n/a            n/a

      * The MSCI World Index is a free-float adjusted market capitalization index that is designed to measure global developed market equity performance and is not an investment product available for purchase. As of October 31, 2003, the MSCI World Index consisted of the following 23 developed market country indices:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                           REAL ESTATE SECURITIES FUND

                           Inception -
                           12/31/04      1 Year        5 Year         10 Year
                           --------      ------        ------         -------

Return
Before Taxes               17.62%         n/a          n/a            n/a

Return After
Taxes on
Distribution               17.37%         n/a          n/a            n/a

Return After
Taxes on
Distribution and
Redemptions                11.45%         n/a          n/a            n/a

--------------------------------------------------------------------------------

Morgan Stanley
REIT Index*                39.98%         n/a          n/a            n/a

      * The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                            FUNDS' FEES AND EXPENSES

      This table describes the fees and expenses you may pay if you buy and hold shares of these Funds. As you can see, the Funds have no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses. ***

                                    FEE TABLE

                                                               AUSTRALIA                         REAL ESTATE
                                            JAPAN             NEW ZEALAND          GLOBAL        SECURITIES
                                            -----             -----------          -------       ----------
Shareholder Fees (fees paid                 None                 None               None            None
directly from your investment)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                           .75%       .75%       .75%       .75%
Distribution (12b-1) Fees**               .25%       .25%       .25%       .25%
Other Expenses*                          2.13%      1.10%      1.45%      2.45%
                                         ----       ----       ----       ----
Total Annual Fund Operating Exp          3.13%      2.10%      2.45%      3.45%

*"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

**Each Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

***Current "Total Annual Fund Operating Expense" figures for each Fund are available in the Annual Report filed on February 3, 2005. See back cover on how to obtain such a report.

Example:

      The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000.00 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain at a constant percentage. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   JAPAN FUND

        1 Year         3 Years           5 Years        10 Years
--------------------------------------------------------------------------------
       $316.00        $966.00        $1,640.00        $3,439.00

                           AUSTRALIA/NEW ZEALAND FUND

        1 Year         3 Years           5 Years        10 Years
--------------------------------------------------------------------------------
       $213.00        $ 658.00        $1,129.00        $2,431.00

                                  GLOBAL FUND

        1 Year         3 Years           5 Years        10 Years
--------------------------------------------------------------------------------
       $248.00        $764.00        $1,306.00        $2,786.00

                          REAL ESTATE SECURITIES FUND

        1 Year         3 Years           5 Years        10 Years
--------------------------------------------------------------------------------
       $348.00        $1,059.00        $1,793.00        $3,730.00

                              GENERAL INFORMATION

Funds' Investment Adviser

      The Funds' investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975. FCA acts as investment adviser to all four Funds, as well as to other entities focusing on real estate related activities and carries on other financial planning and investment advisory activities for its clients.

      FCA manages each Fund's portfolio investments and places orders for Fund transactions. For its services, it receives advisory fees from each Fund that are based on that Fund's net assets. For its fiscal year ended October 31, 2004, each Fund paid FCA Corp fees equal to 0.75% of each Fund's average net assets.

Funds' Portfolio Manager

ROBERT W. SCHARAR, Lead Portfolio Manager

      Mr. Scharar is primarily responsible for the day-to-day management of the portfolios for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Fund. Mr. Scharar is President and Director of the Funds' investment adviser, FCA Corp, based in Houston, Texas. Mr. Scharar has primarily worked in this capacity during the past 5 years. He received his AA from Polk Community College and his BSBS in Accounting from the University of Florida. He received his MBA and JD from Northeastern University; and an LLM in Taxation from Boston University Law School. Mr. Scharar is a member of the Florida and Massachusetts Bars; and is a Certified Public Accountant (Florida). Mr. Scharar is a Director and past President of the American Association of Attorney-CPAs. He is a Director of United Dominion Realty Trust (NYSE), Blantyre Hotels, Corp., NICO Holdings Corp., Vintech Investors, LLC, Africap, LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA advised entities and non-FCA related entities

WESLEY YUHNKE, Assistant Portfolio Manager

      Mr. Yuhnke is the Assistant Portfolio Manager for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Funds. Mr. Yuhnke Joined FCA Corp (Commonwealth) in May of 2002 and was appointed Assistant Portfolio Manager in August 2002. Prior to joining FCA Corp, he attended Stephen
F. Austin State University where he received his B.B.A. in Finance. While there he was the recipient of the A.G. Edwards Portfolio Management Award. Mr. Yuhnke earned his MBA with emphasis in finance from Texas Tech University. He currently serves in a dual role as an Assistant Portfolio Manager to the Commonwealth International Series Trust Funds and Investment Operations Manager of FCA Corp.

CARLOS RUBIO, Assistant Portfolio Manager / Investment Associate

      Mr. Rubio is the Assistant Portfolio Manager for Commonwealth's Australia/New Zealand, Japan, Global and Real Estate Securities Funds. He is also an Investment Associate with the Adviser, FCA Corp. He joined the Commonwealth International Series Trust Funds in June of 2004 as an Investment Research Analyst Intern. Mr. Rubio received a BS in Finance from the University of Houston - CL and a MS in Finance from the University of Houston. While completing his MS, he attained a Certificate in Financial Services Management and served as an Analyst and Senior Portfolio Manager of The Cougar Fund. He currently serves in a dual role as an Assistant Portfolio Manager to the Commonwealth International Series Trust Funds and an Investment Associate at FCA Corp.

      The Funds' Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and Portfolio Managers ownership of the securities in the Funds.

      The Funds pay FCA Corp an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets.

Other Matters:

      Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing and record retention, among other things. These investigations cover investment advisors, distributors and transfer agents of mutual funds, as well as other firms. FCA Corp and the Commonwealth International Series Trust have complied with all requests to furnish documents and testimony relating to such activity. Commonwealth International Series Trust is incurring expenses in connection with this proceeding and related regulatory activities, a portion of which will be borne by the Funds and therefore impact the NAV and the Funds shareholders. FCA Corp and the Commonwealth International Series Trust continue their commitment to the highest level of service through ongoing reviews of their internal policies, procedures and personnel, taking action where appropriate.

      While FCA Corp and the Commonwealth International Series Trust believe that these inquiries will not have a material adverse impact on the Funds and their shareholders, there can be no assurance that this inquiry and any policy surrounding or resulting from it will not result in reduced sale or increase redemption of Commonwealth Fund shares, which could increase Commonwealth Fund transaction costs or operating expenses, or have other adverse consequences on the Commonwealth Funds.

Portfolio Holdings:

      A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

Transactions with Affiliates:

      FCA Corp and the Commonwealth funds have policies and procedures that regulate their activities in situations where conflicts of interest could be detrimental to a Fund or its shareholders. The Commonwealth funds do not engage in transactions with affiliates. The Board reviews reports provided quarterly on these matters to ensure that the Funds are in compliance with these policies and procedures regarding these activities and relevant SEC regulations. FCA Corp employees may acquire shares.

Proxy Voting:

      FCA Corp recognizes that it has a fiduciary duty to vote proxies on behalf of the Commonwealth funds who have delegated such responsibility to it, and that in all cases proxies should be voted in a manner reasonably believed to be in the best interest of the Fund and its shareholders. For a copy of Commonwealth's proxy voting policies and procedures, please see the SAI.

      A copy of the proxy voting records indicating how the Commonwealth funds have voted proxies relating to portfolio securities during the twelve-month period ended June 30, may be obtained, without charge, by visiting the SEC's website at www.sec.gov.

Privacy:

      FCA Corp and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed we have implemented a number of practices for safeguarding the privacy and security of financial information relating to Funds' shareholders. FCA Corp and its affiliates employ safeguards to protect customer information and to prevent fraud.

                            BUYING AND SELLING SHARES

Investing in the Funds

Share Price:                The purchase and redemption  price of a Fund's share
                            is each  Fund's  Net  Asset  Value  (NAV)  per share
                            determined after your order is received by the Fund.
                            NAV is calculated as of the close of regular trading
                            on the New York Stock Exchange  (generally 4:00 p.m.
                            Eastern  Time)  (certain  derivatives  are priced at
                            4:15 p.m.  Eastern  Time) and  reflects  the  Fund's
                            aggregate  assets  less its  liabilities.  Assets or
                            liabilities  denominated  in foreign  currencies are
                            translated  into  U.S.   currency  using  prevailing
                            foreign  exchange rates at 16:00 Greenwich Mean Time
                            on  each   day  NAV  is   calculated.   NAV  is  not
                            calculated,  and the  Funds  will not sell or redeem
                            their shares, on days the New York Stock Exchange is
                            closed,  although  certain foreign  exchanges may be
                            open  on  those  days.   Thus,  the  value  of  some
                            investments in the Funds may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which certain foreign exchanges may be closed for holidays or other reasons. The Funds use pricing information from one or more nationally recognized pricing services.

                            The Fund's equity investments are generally valued at their most recent closing market price on the primary market on which they trade. Foreign securities are valued as of the close of trading on the primary market on which they trade. The value is then converted to U.S. currency as described above.

                            Debt securities are priced by either using a market quotation or by using a pricing model. A pricing model may include factors such as: credit worthiness, duration, interest rate and interest rate movement and country of issuance, among other factors. Debt instruments with maturities of less then 60 days (short-term debt) are valued at amortized cost.

                            The assets of the Fund are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. The Board of Trustees has delegated the responsibility of making fair value determinations to the Adviser, subject to the Funds' Pricing Policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board's oversight.

                            Events that may affect the value of foreign securities or instruments may occur between the time at which the primary market on which those securities trade closes and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments occur during such period, the investments will be valued at their fair value as described above.

                            Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of some investments in the Funds may be affected on days when the Funds are not available for purchase or redemption.

                            With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these Funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Minimum Investment:         The minimum initial  investment in a Fund is $200.00
                            and there is no minimum for subsequent investments, with the exception of continuous investment plans.
                            The Funds reserve the right to redeem the accounts of stockholders with balances under $200.00 as a result of selling or exchanging shares upon (60) sixty-days written notice to the stockholder unless the balance is increased to an amount in excess of $200.00. In the event that the stockholder's account falls below $200.00 due to market fluctuation, the Fund will not redeem the account.

Share Certificates:         The Funds will not issue share  certificates  unless
                            you make a written  request to the  Transfer  Agent.
                            (The Transfer Agent's address is provided below.)

Telephone Transactions:     In your  Investment  Application,  you may authorize
                            the Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper and that the order was genuine. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See below "Purchasing Fund Shares and Redeeming Fund Shares.")

Frequent Trading:           While the Funds do not solicit and are not  designed
                            for short-term trading  (hereinafter  referred to as
                            "frequent  trading"  or  "marketing  timing"),  such
                            activity  may occur in  certain  of the  Funds.  The
                            Funds reserve the right to refuse or limitadditional
                            purchase and exchange transactions or close accounts
                            of any  shareholder  who makes  frequent  purchases,
                            redemptions or exchanges that are  identifiable  and
                            that the Adviser  believes might harm the Funds.  In
                            considering   whether  trading   activity  might  be
                            harmful to the Funds, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades and the length of time the investment is held, along with other factors.

                            While the Funds seek to identify and restrict trading perceived as harmful to the Funds, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these and other reasons, excess short-term trading that may be harmful to the interests of the Fund and long-term investors may occur. The Funds or their agent may request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Accordingly the Fund does not accommodate market timing.

Purchasing Fund Shares:

      You may use any of the following methods to purchase Fund shares:

      Through Authorized Dealers:

      You may place your order through any broker/dealer authorized to take orders for a Fund. If the order is transmitted to the Fund by 4:00 p.m. eastern time, it will be priced at the NAV per share determined on that day. Late orders will receive the NAV per share determined the next day. It is the dealer's responsibility to transmit timely orders.

      Through the Distributor:

      You may place orders directly with the Funds' Distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to: the applicable Commonwealth Fund) to the Transfer Agent.

            The Transfer Agent's address is:

            630-A Fitzwatertown Road
            Willow Grove, PA 19044

      (Remember to make your check for at least the minimum noted above.)

      Investing By Wire:

      You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

      For an initial investment by wire, you must first call 1-800-345-1898 to be assigned a Fund account number. Once that is provided ask your bank to wire the amount of your investment to the applicable Fund using the following instructions:

            COMMONWEALTH JAPAN FUND
            Fifth Third Bank
            ABA#042000314
            DDA Acct# 992-68815
            F/C: Commonwealth Japan Fund
            Ref:: (____your name & Fund Account #___________)

            COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
            Fifth Third Bank
            ABA#042000314
            DDA Acct# 992-68727
            F/C: Commonwealth Australia/New Zealand Fund
            Ref: (____your name & Fund Account #___________)

            COMMONWEALTH GLOBAL FUND
            Fifth Third Bank
            ABA#042000314
            DDA Acct# 992-79813
            F/C: Commonwealth Global Fund
            Ref: (____your name & Fund Account #___________)

            COMMONWEALTH REAL ESTATE SECURITIES FUND
            Fifth Third Bank
            ABA#042000314
            DDA Acct# 992-70771
            F/C: Commonwealth Real Estate Securities Fund
            Ref: (____your name & Fund Account #___________)

      Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Funds' prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

      For a subsequent investment by wire, ask your bank to wire funds to the Fifth Third Bank at the wire address noted above. The wire must include your name and your Fund account number.

      Telephone Investment:

      After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application.

      You may place a telephone order by calling the Transfer Agent at 1-888-345-1898.

      The minimum for a telephone purchase is $1,000.00, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

      Pre-Authorized Investment:

      You may arrange to make regular monthly investments of at least $25.00 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

Redeeming Fund Shares:

      You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Funds do not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

            o you were issued certificates for the shares you are redeeming;

            o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

            o you want to transfer ownership of the shares.

      Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

      Any certificates for shares you are redeeming must accompany your redemption request. You will generally receive a check for your redemption amount within a week.

      Expedited Redemption:

      Through a broker-dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

      Telephone Redemption:

      You may order a redemption by calling the Transfer Agent at 1-888-345-1898 if:

            o no share certificates were issued for the shares you are redeeming;

            o  your  Investment   Application   authorized  expedited  telephone
redemption and designated a bank or broker-dealer to receive the proceeds.

      The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Funds for this service, although a fee may be imposed in the future. Any Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

      Systematic Withdrawal:

      You may arrange for periodic withdrawals of $50.00 or more if you invest at least $5000.00 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

      Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

      You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

      Redemption in Kind:

      If you place a redemption order for more than $1 million, each Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

      Redemption Suspensions or Delays:

      Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

      If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

      Exchanging Fund Shares:

      You may exchange your Fund shares for shares of another Commonwealth Fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the Fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

      You may place an exchange order in two (2) ways:

            o you may mail your exchange order to the Transfer Agent's address.

            o you may place your order by telephone if you authorize telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

      Exchanges into a Fund can be made only if that Fund is eligible for sale in your state of residence at the time of exchange. Any Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

      Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

Involuntary Redemptions

      Accounts having a balance of less than $200.00 may be redeemed at the Fund's discretion after sixty (60) days written notice sent to the address of record of the shareholder unless the balance is increased within such sixty (60) day period to an amount in excess of $200.00 or the decline in value is attributable to market fluctuation.

Tax-Deferred Retirement Plans

      Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

      Each Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in December. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

      Option 1: To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

      Option 2: To have both income dividends and capital gains distributions paid to you in cash.

      Option 3: To have income dividends paid in shares and capital gains distributions paid in cash.

      There is no sales charge or other fee for any option. If you select Option 1, Option 2 or Option 3 and the checks sent to you cannot be delivered or remain uncashed for six (6) months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

      You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell
(redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

      Each Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as dividend income or ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares. Thus, long-term gains in the Fund will be taxed as such to the investor regardless of how long he or she has held the shares and will be taxed to him or her along with dividend or ordinary income whether distributed or reinvested.

      The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares. Investors should consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution will generally be taxable to them.

      You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions, including, particularly whether payments of income qualify for taxation in the more favorable dividend tax rate.

Massachusetts Business Trust

      Each  Fund is a series  of the  Commonwealth  International  Series  Trust
("Trust"), a Massachusetts Business Trust. Because of uncertainty regarding whether shareholders of a Massachusetts Business Trust might, under certain circumstances, be held liable as partners for obligations of the trust, the Trust's "Declaration of Trust" specifically provides that a Fund, to the extent of its assets, will repay any amount assessed against a shareholder by virtue of being a Fund shareholder.

                                   DISTRIBUTOR

      Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distributors fees for the sale and distribution of its shares, and because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                        FINANCIAL HIGHLIGHTS INFORMATION

      The financial highlights table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

      The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (if shorter, the period of the Fund's operation). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by
Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.

                             COMMONWEALTH JAPAN FUND

                                                                              Years Ended October 31,

                                                           2004            2003          2002          2001          2000
                                                        ---------       ---------     ---------     ---------     ---------
Net Asset Value, Beginning of Period                    $    3.98       $    3.37     $    4.12     $    5.64     $    6.88
Investment Operations
   Net investment loss                                      (0.09)          (0.11)        (0.20)           --         (0.14)
   Net realized and unrealized gain (loss)                  (0.28)(2)        0.72         (0.55)        (1.52)        (1.10)
                                                        ---------       ---------     ---------     ---------     ---------
     on investments and foreign currency transactions
          Total from investment operations                  (0.37)           0.61         (0.75)        (1.52)        (1.24)
                                                        ---------       ---------     ---------     ---------     ---------

Net Asset Value, End of Period                          $    3.61       $    3.98     $    3.37     $    4.12     $    5.64
                                                        =========       =========     =========     =========     =========

Total Return                                                (9.30)%         18.10%       (18.20)%      (26.95)%      (18.02)%
Ratio/Supplemental Data
   Net Asset Value, end of period (in 000's)            $   7,873       $   7,079     $   3,611     $   3,408     $   6,282
   Ratio of expenses to average net assets                   3.13%(1)        4.78%         6.94%         5.57%         3.84%
   Ratio of net investment loss                             (2.42)%(1)      (3.89)%       (6.03)%       (3.97)%       (3.08)%
   Portfolio turnover rate                                     77%             28%            5%           51%           14%

      (1) In accordance with a requirement of the Security and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratio of expenses to average daily net assets and net investment loss to average daily net assets net of fees paid indirectly would have been 3.09% and (2.38)%, respectively for the year ended October 31, 2004.

      (2) As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes effecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations, which net to a gain, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market value for the Fund's portfolio.

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                                                                        Years Ended October 31,

                                                  2004              2003          2002           2001          2000
                                               ----------        ----------    ----------     ----------    ----------
Net Asset Value, Beginning of Period           $    14.44        $    10.39    $     8.53     $     7.19    $     9.27
Investment Operations
   Net investment income (loss)                      0.26              0.17         (0.05)            --          0.03
   Net realized and unrealized gain (loss)           2.11              3.88          1.91           1.34         (2.05)
                                               ----------        ----------    ----------     ----------    ----------
       on investments
          Total from investment operations           2.37              4.05          1.86           1.34         (2.02)
                                               ----------        ----------    ----------     ----------    ----------

Distributions from:
   Net investment income                            (0.21)               --            --             --         (0.06)
   Net realized capital gains                       (0.21)               --            --             --            --
                                               ----------        ----------    ----------     ----------    ----------
       Total Distributions                          (0.42)               --            --             --         (0.06)
                                               ----------        ----------    ----------     ----------    ----------

Net Asset Value, End of Period                 $    16.39        $    14.44    $    10.39     $     8.53    $     7.19
                                               ==========        ==========    ==========     ==========    ==========

Total Return                                        16.70%            38.98%        21.81%         18.64%    (21.98) %

Ratio/Supplemental Data
   Net Asset Value, end of period (in 000's)   $   43,103        $   33,036    $    6,864     $    4,534    $    3,485
   Ratio of expenses to average net assets           2.10%(1)          2.53%         5.63%          5.74%         4.75%
   Ratio of net investment income (loss)             2.44%(1)          1.87%     (0.56) %       (0.18) %          0.39%
   Portfolio turnover rate                             55%               78%           28%            28%           15%

      (1) In accordance with a requirement of the Security and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratio of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.09% and 2.45%, respectively for the year ended October 31, 2004.

                            COMMONWEALTH GLOBAL FUND

                                                   Period Ended October 31,

                                                   2004             2003*
                                                 ---------        ---------
Net Asset Value, Beginning of Period             $   11.99        $   10.00
Investment Operations
   Net investment income (loss)                      (0.08)           (0.14)
   Net realized and unrealized gain                   1.98             2.13
                                                 ---------        ---------
       on investments
          Total from investment operations            1.90             1.99
                                                 ---------        ---------

Net Asset Value, End of Period                   $   13.89        $   11.99
                                                 =========        =========

Total Return                                         15.85%           19.90%(2)

Ratio/Supplemental Data
   Net Asset Value, end of period (in 000's)     $  14.969        $   9,418
   Ratio of expenses to average net assets            2.45%(3)         4.62%(1)
   Ratio of net investment loss                      (0.76)%(3)       (2.96)%(1)
   Portfolio turnover rate                              44%              11%

      * The Commonwealth Global Fund commenced operations on December 3, 2002.

      (1) Annualized

      (2) Aggregate total return, not annualized

      (3) In accordance with a requirement of the Security and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratio of expenses to average daily net assets and net investment loss to average daily net assets net of fees paid indirectly would have been 2.40% and (0.71) %, respectively for the year ended October 31, 2004.

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                           Period Ended October 31,

                                                     2004 *
                                                   ------
Net Asset Value, Beginning of Period               $10.00
Investment Operations
   Net Investment income                             0.02
   Net realized and unrealized gain                  0.52
                                                   ------
       on investments
          Total from investment operations           0.54
                                                   ------

Net Asset Value, End of Period                     $10.54
                                                   ======

Total Return                                         5.40%(2)

Ratio/Supplemental Data
   Net Asset Value, End of Period (in 000's)       $6,645
   Ratio of expenses to average net assets           3.45%(1, 3)
   Ratio of net investment income                    0.33%(1, 3)
   Portfolio turnover rate                              3%

      * The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

      (1) Annualized

      (2) Aggregate total return, not annualized

      (3) In accordance with a requirement of the Security and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratio of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 3.40% and 0.38%, respectively for the period ended October 31, 2004.

                           HOW TO GET MORE INFORMATION

      Further information about each Fund is contained in:

            o The Statement of Additional Information ("SAI") contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

            o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include a letter from Fund management describing each Fund's investment strategies that significantly affected the Funds' performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications for the Funds.

      You may obtain free copies of the SAI or reports, or other information about the Funds or your account, by calling 1-888-345-1898. Also, copies of the foregoing may be obtained at the Funds internet website found at www.commonwealthfunds.com or by request by E-mail request. When the Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for the SAI, the annual report, or the semi-annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

      You may also get copies of the SAI, reports and other information directly from the Securities and Exchange Commission (SEC) by:

            o visiting the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the Public Reference Room.)

            o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by E-mail request to: publicinfo@sec.gov ------------------

            o      visiting      the     Funds'      Internet      website     -
http://www.commonwealthfunds.com --------------------------------

            o visiting the EDGAR Database on the SEC's Internet website - http://www.sec.gov

The Fund's Investment Company Act File Number with the SEC is: 811-4665.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
           (formerly known as the Capstone International Series Trust)

                           On Behalf Of Its Funds The

                             COMMONWEALTH JAPAN FUND
                   (formerly known as the Capstone Japan Fund)

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                (formerly known as the Capstone New Zealand Fund)

                            COMMONWEALTH GLOBAL FUND

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 28, 2005

      This Statement of Additional Information is not a Prospectus but contains information in addition to and in more detail than that set forth in the Prospectus and should be read in conjunction with the Prospectus, dated February 28, 2005. A Prospectus may be obtained without charge by phone at (888) 345-1898 or by writing to the Fund directly at 5847 San Felipe, Suite 850, Houston, Texas 77057 or visiting the Fund's website at www.commonwealthfunds.com.

      The Report of Independent Registered Public Accounting Firm and financial statements of the Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund included in their Annual Report for the period ended October 31, 2004 ("Annual Report") are incorporated herein by reference. Copies of such Annual and Semi-annual Reports are available without charge upon request by writing to the Fund at 630A Fitzwatertown Road, Willow Grove, PA 19044 or by calling toll free 1-888-345-1898.

      The financial statements in the Annual Report that are incorporated herein by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, Independent Registered Public Accounting Firm and have been so included and incorporated herein by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Fund History ................................................................
Investment Policies .........................................................
Investment Restrictions .....................................................
Risk Factors ................................................................
New Zealand and the New Zealand Economy .....................................
Australia and the Australian Economy ........................................
Japan and the Japanese Economy- .............................................
Global Economy ..............................................................
Performance .................................................................
Information .................................................................
Officers & Trustees .........................................................
Investment Advisory Agreement ...............................................
Distributor .................................................................
Portfolio Transactions and Brokerage ........................................
How to Buy and Redeem Shares ................................................
Determination of Net Asset Value ............................................
Taxes .......................................................................
Control Persons and Principal Holders of Securities .........................
Financial Information .......................................................
Other Information ...........................................................
Appendix ....................................................................  A
Appendix ....................................................................  B

                                  FUND HISTORY

      The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (hereinafter referred to as the "Trust") was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is registered as an "open-end diversified management investment company" under the Investment Company Act of 1940. The Trust currently has four series, or Funds, the Commonwealth Australia/New Zealand Fund, the Commonwealth Japan Fund, the Commonwealth Global Fund and the Commonwealth Real Estate Securities Fund. The Commonwealth Australia/New Zealand Fund (formerly known as Capstone New Zealand Fund and subsequently the Commonwealth New Zealand Fund), invests primarily in Australian and New Zealand securities, and commenced operations on November 25, 1991 as a series of the Trust. The Commonwealth Japan Fund (formerly known as the Capstone Japan Fund), invests primarily in Japanese securities and was established as a series of the Trust on July 18, 1990 under the name of the Capstone Nikko Japan Tilt Fund. The Commonwealth Global Fund, which invests in foreign securities in developed countries or in countries considered by the Fund's Adviser to have developing or "emerging" markets, was established by amendment to the Trust on December 14, 2001 and began operation on December 3, 2002. The Commonwealth Real Estate Securities Fund invests in Real Estate Industry Companies, publicly-traded real estate development companies, real estate management companies, and publicly-traded companies involved in real estate related activities and industries. The Commonwealth Real Estate Securities Fund was established by amendment to the Trust on July 2, 2003 and began operations on January 5, 2004. The "Commonwealth Real Estate Securities Fund", "Commonwealth Global Fund", "Commonwealth Australia/New Zealand Fund", and "Commonwealth Japan Fund" are collectively referred to hereinafter as the "Funds." The Trust may create additional series in the future, but each series will be treated as a separate mutual fund with its own investment objectives and policies.

                               INVESTMENT POLICIES

      Securities in General. Securities of issuers in which each Fund may invest include common and preferred stock, debt convertible into equity and debt securities. Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies having an outstanding debt issue rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard & Poor's Corporation ("S&P"), or obligations of comparable quality as determined by the Adviser pursuant to guidelines approved by the Board of Trustees. Many Foreign debt securities are not rated, so their quality will be determined in accordance with such guidelines approved by the Board of Trustees. Debt securities acquired by the Funds may include, without limitation, conventional fixed and variable rate bonds and debentures, zero-coupon and original issue discount bonds and warrants to purchase debt instruments. The Funds investments in commercial paper must be rated at least A-3 by S&P or P-3 by Moody's. Convertible debt securities are treated as equity securities and therefore may not meet the foregoing ratings.

      The ratings of Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P") and other rating services represent their respective opinions as to the quality of the obligations they undertake to rate. (See Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. In the event that the rating of the security is reduced below the minimum rating required for purchase by the Fund, the Fund's Adviser may, but will not necessarily, dispose of the security.

      The Global Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency, or economic considerations. It is expected that investments will be spread broadly around the world to take advantage of perceived investment opportunities without restriction to any particular area such as Asia, Europe or any particular country such as the United States or Japan. The Fund will generally invest in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities.

      The Real Estate Securities Fund's investment objective is total return primarily through investments in U.S. real estate securities. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in equity securities of real estate investment trusts ("REITs") and other Real Estate Industry Companies that are publicly traded in the United
States securities markets. Equity securities of Real Estate Industry Companies consist of common stock, shares of beneficial interest of REITs and securities with characteristics of common stock, such as preferred stock and debt securities convertible into common stock.

      With respect to bank obligations that may be acquired by a Fund, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Thus, in addition to investments in obligations of U.S. banks and savings institutions and their U.S. and foreign branches, a Fund's investments in short-term bank obligations may include obligations of non-U.S. banks and their branches, wherever situated.

      Each Fund may also make overnight deposits denominated in foreign currency in offshore banking units ("OBUs"), in accordance with the Fund's credit quality criteria. An OBU is a bank or other financial institution in a foreign country that is authorized to deal in foreign exchange that the foreign government declares to be an OBU. OBUs are restricted to (i) receiving deposits denominated in the currency of a foreign country from non-residents of such country or deposits in currencies other than the currency of a foreign country from residents of such country and (ii) lending to non-residents outside the originating country and to other OBUs. A deposit in an OBU is similar to a time deposit in a foreign bank except that interest payable to non-residents on an OBU deposit is exempt from withholding tax.

      Investment Company Securities. Each Fund may make limited investments in securities of other investment companies. (See "Investment Restrictions" below.) Investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating and administrative costs and advisory fees. These expenses may be are in addition to similar expenses of the Fund that shareholders bear directly. The Adviser anticipates that the Global Fund will invest in the Commonwealth Japan Fund and the Commonwealth Australia/New Zealand Fund when the Global Fund invests in those regions. In these instances when computing both the Advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand and the Japan Fund.

      Convertible Securities. The Funds may invest in convertible securities including bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible debt securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (("LYONs")(TM)).

      Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Adviser. It is not anticipated that loans will involve over 5% of a Fund's total assets. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

      Zero Coupon Bonds. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its stockholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and their current income ultimately may be reduced as a result.

      U.S. Government Obligations. Examples of the types of U.S. Government obligations which a Fund may hold include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage
Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

      When-Issued Purchases and Forward Commitments. When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Although these purchases are not a principal investment strategy of the Fund, during these situations a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. Each Fund expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets at the time of such commitment, absent unusual market conditions.

      A Fund may purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

      Hedging Transactions. Each Fund is authorized to engage in certain types of hedging practices. These practices, include entering into foreign currency transactions, interest-rate and index futures contracts and purchasing and writing put and call options on those contracts, on individual securities and on stock indexes. It is anticipated that use of these practices by each Fund will be very limited. In addition, each Fund's options transactions will be subject to trading and position limits of various exchanges. Tax considerations also may limit each Fund's ability to engage in forward contracts, futures and options.

      If a Fund engages in hedging transactions, there can be no assurance that these transactions will be successful. Securities prices and interest rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund. Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral.

      Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a foreign currency against the U.S. dollar, each Fund is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Adviser under two circumstances:

            First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar.

            Second, a Fund may enter into such a contract when the Adviser anticipates that the foreign currency may decline substantially relative to the U.S. dollar, in order to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Funds do not intend to enter into forward foreign currency exchange contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, a Fund will have more than 15% of the value of its total assets committed to such contracts at the time it enters into the contract.

      With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of the foreign currency, they also limit potential gains that might result from increases in the value of the foreign currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currency and U.S. dollars.

      A separate account of each Fund consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate any forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

      Future Transactions. Interest-rate futures contracts create an obligation to purchase or sell specified amounts of debt securities on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss. Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

      Each purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as initial margin." This initial margin" represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent "variation margin" payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

      These hedging transactions, if any, would involve brokerage costs and require a Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets.

      The Funds rarely engage in this type of transaction, However, in the event that it does, the aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed five percent (5%) of the fair market value of each Fund's assets at the time of deposit.

      Options Transactions. A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the Bench mark. See "Investment Objective and Policies" in the Prospectus.

      The purchase or writing of put or call options would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract or security at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with aggregate price movements of the stocks reflected in the index. The Fund's risk in purchasing an option, if the price of the underlying security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by a Fund will be "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

      To the extent required by applicable law and regulatory policy, each Fund is limited to deal only in options and futures that are traded on exchanges.

      Each Fund may purchase options on exchanges and in over-the-counter markets to the extent the value of such options owned by the Fund does not exceed five percent (5%) of that Fund's net assets at the time of purchase. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

      When a Fund writes an option, it receives a premium that it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

      Each Fund writes only "covered" options on securities and currencies unless the Fund's Adviser determines that any uncovered options pose minimal risk to the Investor. This means that so long as a Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in, or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write. However, the Fund may write covered put options on currencies only to the extent that cover for such options does not exceed 25% of the Fund's net assets at the time the option is written.

      The writer of an option that wishes to terminate an obligation may in some cases be able to effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not affect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be affected.

      A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

      Repurchase Agreements. A Fund may agree to purchase debt securities from financial institutions subject to the seller's agreement to purchase them at an agreed upon time and price ("repurchase agreements"). The financial institutions with whom the Fund may enter into repurchase agreements will be banks, and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Funds' Adviser. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year.

      A Fund will always receive, as collateral, securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

      Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.

      Obligations in which the Funds may invest may not necessarily be rated by a recognized rating agency. Investments will be made in such obligations only when they are deemed by the Adviser to meet the quality standards required by the Fund.

      Ratings are described further in "Appendix A"

                             INVESTMENT RESTRICTIONS

      "Fundamental" Investment Restrictions. Each Fund has adopted the following "fundamental" restrictions which, along with its investment objectives, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Applicable Fund ("Fund shares"). A majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities:

      1. With respect to 75% of its total assets, taken at market value at the time of investment, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry or in securities or instruments issued or guaranteed by a single government or its agencies or instrumentalities, or with respect to repurchase agreements secured by such securities or instruments, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities. This restriction shall not prevent the Fund from purchasing the securities of an issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

      3. Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed the lesser of 1/3 of the value of its net assets taken at market value, at the time of the borrowing, including the amount borrowed, or 10% of its total assets, valued at cost, excluding the amount borrowed.

      t 6 0 4. Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      5. Underwrite securities issued by other persons except to the extent that in connection with the purchase of portfolio securities and their later disposition it may be deemed to be an underwriter under the Federal securities laws.

      6. Purchase or sell real estate including limited partnership interests, (except that the Fund may invest in securities of companies which deal in real estate and securities secured by real estate or interests therein and the Fund reserves the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities).

      7. Purchase or sell commodities or commodity contracts (for purposes of this restriction, interest-rate, index and currency futures contracts, options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts).

      8. Make loans to other persons except (a) through the lending of securities held by it and (b) by the purchase of debt securities in accordance with its investment policies.

      "Non fundamental" Investment Restrictions. Each Fund has adopted the following additional "non-fundamental" restrictions that may be changed without stockholders' approval, to the extent permitted by applicable law, regulation or regulatory policy: The Fund may not:

      1. Make short sales of securities, maintain short positions or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options;

      2. Invest more than 5% of its total assets (taken at market value at the time of the investment) in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the applicable foreign governments or their agencies or instrumentalities) and equity securities which are not readily marketable.

      3. Enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of each Fund's total assets at the time of the agreement.

      4. Invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation, provided, nevertheless, in these instances when computing both the Advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in Australia/New Zealand and the Japan Fund

      5. Write put and call options unless the options are "covered," or the Adviser determines that any uncovered purchases pose a minimal risk to the Investor the underlying securities are ones which the Fund is permitted to purchase and the option is issued by the Options Clearing Corporation, provided that the aggregate value of the securities underlying the puts determined as of the date the options are sold shall not exceed 25% of the market value of the Fund's net assets determined as of the date the options are sold.

      6. Purchase or retain for the Fund the securities of any issuer if those officers and Trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

      7. Purchase from or sell to any of the officers and trustees of the Trust, its investment adviser, its principal underwriter or the officers and directors of its investment adviser or principal underwriter, portfolio securities of the Fund;

      8. Invest in oil, gas or other mineral leases or exploration or development programs (although it may purchase securities of issuers which own, sponsor or invest in such interests);

      9 Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost. (For purposes of this restriction, collateral arrangements with respect to permitted options and futures transaction and forward foreign exchange contracts are not deemed to involve a pledge of assets.);

      10. Purchase warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund (taken at market value at the time of purchase) would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

      11. Purchase additional securities if its borrowings exceed 5% of its total assets (taken at market value at the time of the purchase).

                                  RISK FACTORS

Investing in Foreign Markets and Securities

      Investments by United States investors in securities of foreign issuers involve risks not associated with their investments in securities of United States issuers. Since the Funds invest in securities denominated or quoted in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the foreign currencies and U.S. currency. Changes in currency exchange rates will influence values within the portfolio. Changes in currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to stockholders of the Funds. The foreign currencies of countries in which the Funds invest may not be fully exchangeable into United States dollars without legal restriction and may not trade on a floating basis against all major currencies. The rate of exchange between the United States currency and the foreign currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Funds may enter into forward foreign currency exchange contracts as a hedge against possible variations in the exchange rates between the United States currency and the foreign currencies. Such contracts are agreements to purchase or sell a specified currency at a specified future date (up to a year) and price. A Fund's dealings in currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. No Fund is obligated to enter into these contracts and there is no guarantee any such contracts will achieve the desired objective.

      There may be less publicly available information about foreign issuers than about United States issuers, and foreign issuers may be subject to uniform accounting, auditing and financial reporting standards and requirements not as well defined or exactly like those of United States issuers.

      While the foreign securities markets are growing, they have substantially less trading volume than United States markets, and, as a result, securities are generally less liquid and their prices more volatile than securities of comparable United States issuers.

      Brokerage commissions and other transaction costs in foreign countries may be higher than in the United States. There is generally less government supervision and regulation of business and industry practices of exchanges, brokers and issuers in foreign countries than there is in the United States. In particular, delays in settling securities transactions may occur. This may, at times, make it difficult for a Fund to liquidate a previously established securities position. Settlement delays may result in the Fund experiencing delays in the receipt of dividends and interest. The Funds will rely on the expertise of their custodian bank to help reduce these delays.

      Although foreign countries in which the Funds invest, may have relatively stable and friendly governments, there is the possibility of imposition of restrictions on repatriation of Funds or other restrictions, expropriation of assets, confiscatory taxation, imposition of foreign withholding taxes, political or social instability or diplomatic developments which could affect investments.

      The Funds' investment flexibilities may be further limited by restrictions on percentage of ownership by the residents of a country that may be applicable under foreign country law or corporate charters with respect to certain companies. Additionally, certain rights offerings to shareholders of foreign companies in which the Funds may invest may not be made available to the Funds as a United States shareholder if such an offer to a United States investor would require registration with the Securities and Exchange Commission.

      The operating expense ratio of the Funds can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Funds (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on investments in foreign issuers, the Funds should be considered as a vehicle for diversification of investments and not as a balanced investment program.

      Investments in foreign markets also subjects the Funds to greater risk arising from managed currencies, higher inflation, less-developed capital markets and market economies, economic dependence on loans from international lending institution as well as foreign governments and institutions, less-developed systems of communication and transportation, the absence or the inadequacy of laws to protect investors and creditors, unstable governments and recently established less-developed economies emerging from total government control.

      Investing in Emerging Markets. The Global Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Adviser to have developing or "emerging" markets. Such investments may involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The adviser believes that these characteristics may be expected to continue in the future.

      Investing in Real Estate. In addition to the foregoing risks, because the Real Estate Securities Fund concentrates its investments in the real estate industry, that Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: i) declines in the value of real estate, ii) risks related to general and local economic conditions, iii) dependency on management skill, iv) heavy cash flow dependency, v) possible lack of availability of mortgage funds, vi) overbuilding, vii) extended vacancies of properties, viii) increased competition, ix) increases in property taxes and operating expenses, x) changes in zoning laws, xi) losses due to costs resulting from the clean-up of environmental problems, xii) liability to third parties for damages resulting from environmental problems, xiii) casualty or condemnation losses, xiv) limitations on rents, xv) changes in neighborhood values and the appeal of properties to tenants, xvi) changes in interest rates and tax laws.

      Investing in REITs. Investors also will be subject to certain risks associated with Real Estate Industry Companies. For example, Real Estate Industry Companies may be affected by changes in the value of the underlying properties owned by the Real Estate Industry Companies, while Mortgage Real Estate Industry Companies may be affected by the quality of any credit extended. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If this happens, the Fund could lose money. Equity and Mortgage Real Estate Industry Companies depend on management skills and generally may not be diversified. These Real Estate Industry Companies also are dependent on the income generated by the underlying properties to meet operating expenses, and they are subject to borrower default and to self-liquidation. In addition, Equity and Mortgage REITs possibly could fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the Investment Company Act of 1940.

      The above factors also may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      REITs, particularly Mortgage REITs, are subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans gradually will align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than investments in fixed-rate obligations.

      Should the Real Estate Securities Fund invest securities of companies involved in oil and gas or mining activities, such investments will involve a high degree of risk, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution of, and marketing oil, gas, and other mineral rights.

      Frequent Trading. While the Funds do not solicit and are not designed for short-term trading (hereinafter referred to as "frequent trading" or "marketing timing"), such activity may occur in certain of the Funds. Such trading may result in a dilution in the value of shares held by long-term shareholders. It may create transaction costs that are borne by all shareholders and it may disrupt the orderly management of a Fund's portfolio investments thereby increasing expenses to the shareholders and harming performance. Certain of our funds that invest in foreign markets have experienced relatively high in-flow and out-flow of cash from shareholders. This may be caused by investors who are seeking to predict current and future market movements or who believe that trading in our Funds will allow them to take advantage of time differences between the U.S. and some foreign markets.

      The Funds reserve the right to refuse or limit additional purchase and exchange transactions or close accounts of any shareholder who makes frequent purchases, redemptions or exchanges that are identifiable and that the Adviser believes might harm the Funds. In considering whether trading activity might be harmful to the Funds, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades and the length of time the investment is held, along with other factors.

      While the Funds seek to identify and restrict trading perceived as harmful to the Funds, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts at those intermediary firms. For these and other reasons, excess short-term trading that may be harmful to the interests of the Fund and long-term investors may occur. The Funds or their agent may request representations of compliance with the market-timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Accordingly the Fund does not accommodate market timing.

Taxation

      Recent tax law changes lowering the tax rate on dividends in recognition of the double taxation of such income may result in higher tax burdens on income from the Fund's investments than investments in domestic securities having only dividend income. Dividends on investments in foreign securities may not qualify for the lower tax rate applicable to dividends from domestic companies. Moreover, other types of income such as interest income and rental income do not enjoy the lower tax rate applicable to dividend income

Portfolio Turnover

      Higher levels of portfolio purchase and sale activity by a Fund may result in higher transaction costs and may also result in more realized capital gains or losses, the impact of which is borne by the Fund's shareholders. While constantly monitored, the Fund's securities are evaluated on their long-term prospects and, depending upon the market, economic, and political environment, the Fund may experience higher or lower turnover ratios in certain years as the Funds are rebalanced to take advantage of long-term opportunities.

                                   JAPAN FUND

The Japanese Economy

      After delivering two consecutive quarters of above 3% annualized (quarter over quarter)growth in the fourth quarter of 2003 and the first quarter of 2004, GDP growth (quarter over quarter)contracted in the second, third and fourth quarter of 2004. An earnings slowdown is expected for fiscal year 2005 due to weakened momentum of the macro economy, a downturn in semiconductor business, a strong yen, and high oil prices. .

      Higher profitability by Japanese companies has made the expansion in Japan more durable. While bankruptcies have reduced the number of unviable firms, labor costs have been reduced dramatically, especially in manufacturing. Yet, despite rising profits, firms remain cautious. Japan's mild deflation is likely to continue beyond 2004. Some measures of core prices have shown a modest improvement. However, economic slack remains, while deflationary expectations remain deep-seated. The Bank of Japan has been more flexible, but has not acted in a manner that might end these expectations rapidly.

      Japan remains more reliant on external demand than is common for such a large economy. External demand helped advance Japan's cyclical prospects in
2003-04. Much of the expansion in Japan's exports reflected close trade relations with rapidly growing Asia countries. Many Japanese companies are well positioned to participate in China's growth through ventures in China. Increased offshore production by Japanese companies also has given rise to increased trade. Over the long run, the efficiency gains from this specialization of the production process could help raise returns substantially above recent
(depressed) norms, fostering economic resilience. Japan's strong work ethic, mastery of high technology, and a comparatively small defense allocation of GDP expenditures have helped Japan advance with extraordinary rapidity to the rank of second most technologically powerful economy in the world after the United States. Japan's economy is most noted for its manufacturers, suppliers, and distributors to work closely together in close-knit groups called keiretsu. Japan's industry is the most important sector of its economy that is heavily dependent on imported raw materials and fuels. Japan's much smaller agricultural sector is highly subsidized and protected, with crop yields among the highest in the world. Usually self-sufficient in rice, Japan maintains one of the world's largest fishing fleets.

      During the 1960's, 1970's and 1980's Japan's overall real economic growth had been spectacular: averaging 10% in the 1960s, 5% in the 1970s, and 4% in the 1980s. Growth slowed markedly between 1992 and today due largely to the after effects of over investment during the late 1980s and contractionary domestic policies intended to remove speculative excesses from the stock and real estate markets. Japan has experienced financial difficulties particularly in the banking system and real estate markets due to the rigidities in corporate structures and labor markets. A significant government debt issuance program that has tried to stimulate the economy is an overhand on the recovery. Interest rates are very low (by US standards).

      Japan's mastery of robotics constitutes a key long-term economic strength, Japan is among the world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals; textiles, and processed foods.

      In the early 1990s, price inflation in Japan was weak. Over the last several years the tendency has become increasingly deflationary under the influences of slow economic growth, overcapacity, and increasing penetration of imports from low cost countries such as China.

      Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements.

Japanese Stock Market

      The Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest of the eight stock exchanges in Japan. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter (OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies, which are traded in an over-the-counter market, are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established on the Tokyo Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations.

      The two widely followed indices are the Nikkei 225 and the Tokyo Price Index (TOPIX). The Nikkei-225 Stock Average (NSA) is a price-weighted index of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange. The Japan Fund's benchmark the TOPIX, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

      Historically, investments in the OTC market have been more volatile than the TOPIX.

      Japanese accounting standards are rapidly changing to reflect more transparency and disclosure. At the same time, progress is being made in corporate governance issues. Both of these may help to attract additional investor interest in the stock market.

                           AUSTRALIA/NEW ZEALAND FUND

The Australian Economy

      Although Australia has a much smaller economy than those of the United States and Japan, the Fund's Adviser believes that Australia has a relatively high growth, low-inflation economy and that there is an efficient government sector, a flexible labor market and a competitive business sector. In 2003 international credit rating agency Standard & Poor's upgraded Australia's credit rating to 'AAA' following a similar upgrade by Moody's in 2002.

Over the last year ending September 2004, Australia's GDP growth has averaged 4% versus a 10 year average of 3.8%. While growth has been strong, consumer prices as measured by the consumer price index, remain contained. Year-on-year consumer price inflation rose from a four-year low of 2% in the first quarter of 2004 to 2.3% in the third quarter, the mid-point of the 2-3% target set by the Reserve Bank of Australia.

Australia's unemployment rate has decline for seven consecutive quarters and currently stands at 5.3%, the lowest since 1977. Factors contributing to the decreased unemployment rate include strong growth in GDP, strong trade growth and the revival of the tourism industry.

      Australia's average annual GDP growth of 3.6% since 1990 has exceeded almost all other OECD countries, including the US, the UK, Canada and Germany. This growth was driven by strong domestic demand as a result of the housing boom and a buoyant labor market. This growth is accompanied by low inflation. With low inflation comes low interest rates and, since mid-1996, official interest rates have fallen to levels not experienced since the very low inflation years of the 1960s. The basis for this economic performance has been a marked jump in productivity growth. Annual growth in multi-factor productivity (i.e. the productivity of labor and capital assets combined) averaged 1.8 per cent during the 1990s. A key element of the Australian Government's structural reform program since 1996 has been changes in labor market regulations and assistance. Reforms to workplace relations have included a move from centralized wage fixing to enterprise bargaining.

      As a result of these changes, the Fund's Adviser believes the labor market is more responsive to changes in the economy and impediments to job creation and productivity improvements have been reduced. The reforms to labor market and wage setting arrangements are an important reason why the recent period of growth has not been associated with inflationary wage increases.

      Australia's   export  base  has   continued  to   diversify.   Exports  of
manufactures and services now exceed both mineral and rural exports.

      The Australian government has recently changed its tax system to reduce income taxes by broadening the indirect tax base, reduce tax complexity, reduce tax distortions and improve tax fairness. Australia has introduced the Goods and Services Tax (GST), along with many changes to business taxes. All these measures have been legislated.

      The GST, a broad-based value added tax, has replaced indirect taxes, including wholesale sales taxes which amounted to a tax on exporters and manufacturers. The GST of 10 per cent will apply to almost all goods and services. Reforms to business taxes include reductions in company tax rates.

      The Fund's Adviser believes that as a result of these changes, business costs and costs to exporters will be reduced. In 2004 and beyond, the Australian economy is expected by the Fund's Adviser to continue to grow strongly as the international economy improves and as the benefits of the Government's tax reform package flow through to the community. The Fund's Adviser believes Australia will continue to be a major commodity exporter. However, Australians have many strengths in sophisticated manufactures, ranging from auto parts to fast ferries, and in services industries, ranging from tourism to computing, education and financial services. Management also believes that with a sophisticated telecommunications base, it is well placed to succeed in the age of electronic commerce, the Internet and the World Wide Web and that sweeping changes in technology and in the Asia Pacific region will bring unprecedented opportunities in that region.

Australian Stock Market

      The Australian Stock Exchange is one of the largest equity and options exchanges in the region, second only to Tokyo. The Sydney Futures Exchange remains the largest and most innovative in the region. Australia is being recognized increasingly more and more as a regional financial centre, with: a well-regulated and sophisticated financial system, deep, liquid and transparent markets offering a wide range of products including equities, bonds and managed funds as well as world-class telecommunications. Australia has a multilingual and highly skilled workforce and a world-class system of financial regulation.

      The ASX All Ordinaries Index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979.

The New Zealand Economy

      New Zealand's economy grew at an average rate of 3.4% in 2003 and has averaged 5.4% growth in the first two quarters of 2004. New Zealand welcomed 95,000 immigrants and returning expatriates the past year, spurring the fastest population growth in 11 years and demand for houses and cars. Strong economic growth has spurred job creation pushing the unemployment rate to a 18-year low of 3.8% in November. New Zealand's jobless rate is now the second-lowest of the 27 economies in the Organization for Economic Cooperation and Development, according to Bloomberg data. About 27% of all companies surveyed by the New Zealand Institute of Economic Research added workers in the third quarter; with 30% expected to hire before the end of the year.

      New Zealand has a mixed economy that operates on free-market principles. It has sizable service and manufacturing sectors complementing a large agricultural sector. Over the past three decades, the New Zealand economy has undergone significant structural changes marked by a diversification of exports, a shift away from pastoral agriculture and significant growth in the services sector.

      The New Zealand economy is strongly trade-oriented, with exports of goods and services. Primary products (principally agriculture, forestry, mining energy, fishing and horticulture) accounted for approximately one-half of New Zealand's total overseas earnings for the year. Exports of non-food manufactured goods and of services also make large contributions to New Zealand's total exports. Principal export markets in recent years were Australia, Japan, the United States and the United Kingdom. Those countries were also the main sources of imports for the same period. Principal imports are raw materials and capital goods for manufacturing, followed by minerals, chemicals, plastics and motor vehicles. Due to the small size of the economy, and its significant trade activities, New Zealand is highly sensitive to global performance especially that of its key Asian trading partners, Australia and Japan.

      The increase in the complexity of the New Zealand economy has been accompanied by a steady growth in service industries. Finance, insurance and real estate services are the largest components of the service industries, followed by restaurants, hotels, transport and communications. Tourism is an important source of foreign exchange revenue and a major growth industry in New Zealand.

New Zealand's Economic Developments

      Following  a period of  economic  expansion  after  World War II,  the New
Zealand economy deteriorated in the late 1960s. Faced with growing balance of payment problems, successive governments sought to maintain New Zealand's high standard of living with increased levels of overseas borrowings and increasingly protective economic policies. Following the sharp increase in oil prices and a fall in export prices in 1973 and 1974, New Zealand attempted to respond to changed external circumstances. The policies implemented were aimed at maintaining a high level of economic activity and led to macroeconomic imbalances and structural adjustment problems. The successive shifts in oil and commodity prices in 1979 and 1980 resulted in further economic difficulties.

      Since 1984, successive administrations have implemented comprehensive programs of economic reform. Macroeconomic policies have been directed at achieving low inflation and fiscal balance. Macroeconomic policies have fostered competition and efficient operation of markets. Policy-making has also shifted from short-term to medium-term objectives designed to provide a more stable and predictable environment for private sector decision-making. Principal reforms have included: the removal of controls on prices, interest rates and wages; floating of the exchange rate; abolition of all agricultural subsidies and price supports; liberalization of banking; deregulation of financial markets; privatization of some state-owned enterprises; elimination of most import controls and reduction of tariffs; implementation of free trade with Australia; reform and reduction of business and personal taxes; introduction of a comprehensive value-added tax; adoption of more flexible labor laws; extensive deregulation of infrastructure (telecommunications, land transport and seaports); and widespread reform of the public service sector.

New Zealand Stock Market

      The NZSX Market, formerly known as the Main Board, is NZX's premier equities market. Among the more than 200 listed issuers are many of New Zealand's long-established heritage companies, and a number of overseas companies. NZSX is an established market, designed for mature corporations. It is home to many of New Zealand's premium brands and gives rise to NZX's headline index, the NZSX 50, which comprises the 50 largest listed companies listed on the NZSX Market by market capitalization.

      Trades in securities quotes on the NZX can be effected outside the NZX trading system, on different terms from sales made through the NZX trading system and outside the range of price quotations for the days on which such trades were made. If such trades are conducted through a broker who is a member of the NZX, such trades must be reported to the NZX. The NZX records off-market trades in a special report. As with on-market trades, off-market trades of securities quoted on the NZX are generally conducted by stockbrokers that are members of the NZX. There is, however, no restriction that prevents private trades or transactions from being effected by persons who are not members of the NZX.

      The NZX generally requires listed companies to report annual and six-month results in a timely fashion and disclose all capital changes or any significant matters that may affect the value of the quoted securities. The NZX also requires listed companies to comply with certain procedures regarding certain significant transactions and the issuance of shares. The NZX has the power, in certain circumstances, to suspend trading in the shares of a listed company and to de-list a security.

      Until the introduction of the NZX free-float 50 index in 2003, the NZSX-40 index was the most widely followed large cap index. The new NZX free-float 50 index is designed to better reflect the performance of share market, by giving greater breadth and investability, and a better representation of current market performance by including dividends and tax imputation credits in its calculations.

      Although the Commonwealth Australia/New Zealand Fund (the "Fund") invests in some larger companies' securities, the New Zealand Small Companies Index (NZSCI) may provide a more meaningful comparison to the Fund because it more closely resembles the Fund's historic portfolio mix. Once the new NZSX-50 becomes more established and provides sufficient historic tracking we will consider the appropriateness of changing the benchmark.

                                   GLOBAL FUND

The Global Economy

      The world economy had experienced a substantial decline from the First Quarter of 2000 to the end of 2002. The MSCI World Stock Index was in a state of decline prior to the September 11th attack on the World Trade Center and that decline was exacerbated by the attack. The Global economy has rebounded strongly in the last year as numerous economies put in place monetary and fiscal policies to spur economic growth. The US economy grew at a 3.8% annualized rate in the Fourth Quarter of 2004, driven by consumer spending and increases in business investments.

      Inflation has also been declining globally providing a foundation for growth and higher real returns on investments. Foreign currencies have been appreciating versus the United States dollar providing a greater potential for investments in foreign currencies. Management believes that prices of many stocks in particular countries are depressed in the worldwide market including the United States which provides an opportunity for investment in fundamentally sound companies at very attractive prices from a large pool of candidates. The adviser will seek sound investments with potential for increased returns in any country and does not intend to invest any specified percentage in any country or area.

      The world economy has become integrated and most established companies in which the Fund intends to invest operate globally. Moreover, with the development of the economies of many countries, opportunities for sound investments may be lost by concentrating investment activities in any particular country or region. The globalization of the economy also dictates an analysis and consideration of the global economy and trends in countries outside of the United States as well as in the United States itself.

      The Global Fund affords the opportunity to invest in a globally oriented portfolio by investors who can accept global investment risk. It also provides the flexibility to pursue investment opportunities in a variety of countries in the world; however, it is not intended to provide a complete investment program for an investor. Different stock markets in diverse locations produce different gains and losses. Currency performance also can positively or negatively impact performance. Even though the Fund may own ADR shares which are purchased in US$ accounts, the underlying local market and currency exchange rate changes will generally impact the US$ price of the ADR.

      The use of International Accounting Standards versus US Generally Accepted Accounting Standards by some non-US companies makes analysis of their financial performance more difficult for many US investors.

      The Morgan Stanley Capital International World Index (MSCI World) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

                           REAL ESTATE SECURITIES FUND

      The Real Estate Securities Fund seeks to invest its assets in common stock and other equity securities of real estate investment trusts (REITs) and other publicly-traded real estate industry related operating companies. The Fund's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential. A real estate company generally derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate.

      Real Estate Investment Trusts. Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as follows: i) Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents, can also realize capital gains by selling properties that have appreciated in value, ii) Mortgage REITs, invest the majority of their assets in real estate mortgages and derive their income primarily from interest payment, iii) Hybrid REITs, which combine the characteristics of both Equity REITs and Mortgage REITs. REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

                             PERFORMANCE INFORMATION

      A Fund may from time to time include figures indicating its total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

      The Funds that compute their average annual total returns do so by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                       n
Average Annual Total Return = P (1 + T)  = ERV

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      The Funds that compute their average annual total return - after taxes on distributions for a class of shares do so by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions but not after taxes on redemption according to the following formula:

Average Annual Total Return - After Taxes on Distributions =         n
                                                             P(1 + T)  = ATV
                                                                            D

here:       P = a hypothetical initial payment of $1,000
            T = average annual total return (after taxes on distributions)
            n = period covered by the computation, expressed in terms of years ATV =
               D    ending value of a  hypothetical  $1,000  payment made at
the beginning of the 1-, 5-, 10-year periods or at the end of he 1-, 5-, 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

      The Funds that compute their average annual total return - after taxes on distributions and redemptions for a class of shares do so by determining the average annual compounded rate of return after taxes on distributions and sale of Fund shares during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions and redemptions according to the following formula:

Average Annual Total Return - After Taxes on Distributions and sale of Fund
shares =           n
           P(1 + T) = ATVD
                          R

Where       P  = a hypothetical initial payment of $1,000
            T= average annual total return (after taxes on distributions and sale of Fund shares) n = period covered by the computation, expressed in terms of years

            ATV
               DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, 10-year periods or at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on Fund distributions and sale of Fund shares

      Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

      For the one, five, and ten years ended December 31, 2004, each Fund's average annual total return and after tax return was:

                                   JAPAN FUND

                            1 Year          5 Years          10 Years
                            ------          -------          --------

Return
Before Taxes                 3.10%          (13.72)%          (6.78)%

Return After
Taxes on
Distribution                 3.10%          (13.72)%          (6.81)%

Return After
Taxes on
Distribution and
Redemptions                  2.64%          (11.06)%          (5.46)%

TOPIX Index*                11.19%           (6.93)%          (2.20)%

      * TOPIX Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the First Section of the Tokyo Stock Exchange. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect deduction of any fees, taxes or expenses.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                           AUSTRALIA/NEW ZEALAND FUND

                             1 Year          5 Years           10 Years
                             ------          -------           --------

Return
Before Taxes                 19.54%           12.22%            7.36%

Return After
Taxes on
Distribution                 16.60%           11.42%            6.75%

Return After
Taxes on
Distribution and
Sale of Fund
Shares                       15.38%           10.29%            6.18%

--------------------------------------------------------------------------------

NZCI*                        49.19%           29.45%           17.61%
AS30**                       34.70%             n/a              n/a
NZSE50FG***                  37.28%             n/a              n/a

            * The New Zealand Small Companies Index is a capitalization-weighted index (adjusted in US dollars)of all New Zealand equities including those on the New Zealand Stock Exchange 40 index and is not an investment product available for purchase.

            ** The Australian All Ordinaries Index (AAOI) is a capitalization-weighted index (adjusted in US dollars) comprised of the largest 500 Companies as measured by market capitalization that are listed on the Australian Stock Exchange.

            *** The New Zealand Exchange Limited 50 Free Float Total Return Index (adjusted in US dollars)is a modified market capitalization weighted index. The index consists of the top 50 companies by free-float adjusted market capitalization that are listed on the New Zealand Exchange Limited and is not an investment product available for purchase. The New Zealand Stock Exchange launched the new headline index, NZSX 50, to bring its primary benchmark index in line with international best practice, and to better reflect the performance and returns to shareholders, derived from investment in securities on the New Zealand Stock Exchange. The existing sector indices calculated by the New Zealand Stock Exchange will be discontinued and new sector indices based on global criteria (such as the Global Industry Classification System) will be introduced to allow comparability to overseas exchange. Because of these improvements in performance measurements, the fund will begin using the New Zealand Stock Exchange Limited 50 Free Float Total Return Index.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                                   GLOBAL FUND

                            1 Year          5 Years          10 Years
                            ------          -------          --------

Return
Before Taxes                19.04%            n/a              n/a

Return After
Taxes on
Distribution                18.26%            n/a              n/a

Return After
Taxes on
Distribution and
Redemptions                 15.91%            n/a              n/a

--------------------------------------------------------------------------------

MSCI World Index*           15.22%            n/a              n/a

            * The MSCI World Index is a free-float adjusted market capitalization index that is designed to measure global developed market equity performance and is not an investment product available for purchase. As of October 31, 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

      After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      A Fund's past performance, before and after taxes, is not necessarily an indication of how that Fund will perform in the future.

                           REAL ESTATE SECURITIES FUND

                           Inception -
                           12/31/04          1 Year       5 Year       10 Year
                           --------          ------       ------       -------

Return
Before Taxes                 17.62%            n/a          n/a          n/a

Return After
Taxes on
Distribution                 17.37%            n/a          n/a          n/a

Return After
Taxes on
Distribution and
Redemptions                  11.45%            n/a          n/a          n/a

--------------------------------------------------------------------------------

Morgan Stanley
REIT Index*                  39.98%            n/a          n/a          n/a

            * The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

      After-tax returns are calculated using the historical highest federal marginal income tax rates, and do not reflect the impact of state and local taxes.

      Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(K) plans or individual retirement accounts.

      The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

      Past performance information for the Funds may be compared, in reports and promotional literature, to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Funds may be compared to data prepared by Lipper Analytical Services; Wiesenberger Investment Company Service, CDA Investment Technologies, Inc. and analytical firms such as Frank Russell Company and SEI Corporation and with the performance of Standard & Poor's 500 Stock Index ("S&P 500"), the Morgan Stanley Capital International Index, Tokyo and other foreign exchanges, the New Zealand Small Company Index, Barclay's Industrial Share Index, NZSE - 40, the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Hutton Government Corporate Bond Index or other appropriate unmanaged indexes of performance of various types of investments so that investors may compare the Funds' results with those of indexes widely regarded by investors as representative of the securities markets in general. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Fortune, Business Review Weekly, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of any Fund's future performance.

The Fund's Portfolio Turnover Rate:

      Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

      Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Each fund generally invests in securities with the view of holding the securities for the long term. While constantly monitored, the portfolio's securities are evaluated on their long-term prospects and depending upon the market, economic, and political environment, the fund may experience higher or lower turnover ratios in certain years as the portfolio is rebalanced to take advantage of long-term opportunities. In any event, purchases and sales are made whenever necessary, in the Adviser's discretion, to meet a Fund's objective.

      The Portfolio Turnover Rates for each Fund as of the fiscal year ended October 31, 2003 and October 31, 2004 were:

                                                           2004           2003
                                                           ----           ----

      Commonwealth Japan Fund                              77%            28%

      Commonwealth Australia/New Zealand Fund              55%            78%

      Commonwealth Global Fund                             44%            11.%

      Commonwealth Real Estate Securities Fund             3%             n/a

                             MANAGEMENT OF THE FUNDS

                        OFFICERS AND TRUSTEES INFORMATION

            The Trustees provide overall supervision of the affairs of the Fund. The Funds' Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each fund series of the Commonwealth International Series Trust which consist of four (4) separate fund series: Japan, Australia/New Zealand Global and Real Estate Securities. Each Trustees' and Officers' age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee and Executive Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Commonwealth International Series Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057. The term of office for each Trustee and Executive Officer is until the next meeting of shareholders called for the purpose of electing Trustees or Executive Officers and until the election and qualification of a successor, or until such Trustee or Executive Officer sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Trustee and Executive Officer will hold office for an indeterminate period.

Name, Address               Position Held       Term                Principal                Number of Portfolios      Other
and Age                     With the Fund       of Office           Occupation(s)            in the Fund Complex       Directorship
                                                Length of           During the               Overseen by Trustee       held by
                                                Time Served         Past 5 years                                       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Executive Officers

Robert Scharar              President           Indefinite/         Investment Mgr.          Four (4)                  * See Below
5847 San Felipe                                 4 yrs.              Attorney/CPA
Suite 850                                                           President, FCA
Houston, TX 77057                                                   Corp.
Age 56

Larry Beaver, Jr.           Treasurer           2003-current        Accountant               N/A                       None
630 Fitzwatertown Rd                                                Incap Service Co.
Willow Grove, PA 19044
Age 35

Charles R. Ropka            Secretary           2003-current        Attorney                 N/A                       None
215 Fries Mills Rd.                                                 Rabil & Ropka,
Turnersville, NJ 08012                                              LLC
Age 41

David Ganley                Asst. Sec.          2003-current        Managing Dir.            N/A                       None
630 Fitzwater                                                       Incap Group, Inc.;
Willow Grove, PA 19044                                              Chief Adm. Officer
Age 55                                                              Incap Service Co.;
                                                                    Pres. & Treas.
                                                                    InCap Securities,
                                                                    Inc.; Officer
                                                                    Capstone Funds,
                                                                    Matrix Capital
                                                                    Group, Inc., Vice
                                                                    President of Mutual
                                                                    Fund

Bonnie Bingham-Scott        Asst. Sec.          2003-current        Administrator &          N/A                       None
5847 San Felipe                                                     Private Coordinator
Suite 850                                                           FCA Corp.
Houston, TX 77057

[Age]

Independent Trustees

John Akard, Jr. (38)        Trustee             Indefinite/ 4 yrs.  Attorney/CPA        Four(4)                   None

Kathleen Kelly (52)         Trustee             Indefinite/ 4 yrs  Consultant           Four(4)                   None

Jack Ewing (65)             Trustee             Indefinite/ 4 yrs  Professor            Four(4)                   None

Interested Trustees

Robert Scharar (56)         President           Indefinite/ 4 yrs  Investment/          Four (4)                  * See Below
                                                                   Manager/
                                                                   Attorney / CPA
                                                                   President,
                                                                   FCA Corp.

      Mr. Scharar is considered an "Interested person" of the Fund because of his affiliation with the Fund's Investment Adviser as the majority shareholder of that Adviser's parent company which is First Commonwealth Holdings Corp.

* Mr. Scharar is also a director of the following companies: United Dominion Realty Trust (NYSE), Blantyre Hotels, Corp., NICO Holdings Corp., Vintech Investors, LLC, Africap, LLC, FCA Investments Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA advised entities and non FCA related entities

Board of Trustees

      Trustee's Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Trustees

      The Trustees meet quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees or Members thereof have conducted eight (8) meetings to deal with fund issues of the Japan, Australia/New Zealand, Global and Real Estate Securities Funds (including regular and special board meetings and audit committee meetings. These meetings included four (4) regular board meetings, one
(1) special meeting relating to the appointment of the Funds' Chief Compliance Officer (4) audit committee meetings. Furthermore, the Independent Trustees reviewed the fees paid to the Adviser for investment advisory services and to other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Trustees. The Trustees are assisted by the Funds' independent public accountants and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with their counsel and other Advisers. In addition, the Independent Trustees have appointed an audit committee from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

      In connection with their deliberations relating to the continuation of the Japan, Australia/New Zealand and Global Fund's current Investment Advisory Agreement in May 2004, and the engagement of the Adviser for the newly formed Real Estate Securities Fund on May 21, 2004, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them by their counsel and their own business judgment, to be relevant to the interests of the shareholders of the Funds. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Adviser to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds, themselves and relative to appropriate peer groups; the Adviser's profitability from managing the Funds (both individually and collectively) and the other investment companies managed by the Adviser before marketing expenses paid by the Adviser; possible economies of scale; and possible financial and other benefits to the Adviser from serving as investment adviser and from affiliates of the Adviser providing various services to the Funds.

Committees

      The following table provides information regarding each Fund's standing committees, including certain of each committee's principal functions.

Name of        Function of Committee              Members of        Last Fiscal
Committee                                         Committee         Year
---------      ---------------------------------  ---------------   -----------
Audit*   1.    Directly   responsible  for  the   John Akard, Jr.   10/31/2004
               appointment,   compensation  and   Kathleen Kelly    4 meetings
               oversight of  registered  public   Jack Ewing        held in 2004
               accounting  firms and such firms
               must  report   directly  to  the
               Audit Committee.

         2.    Reviews the independence of such
               firm and the  auditors  assigned
               to the  Fund;  reviews  scope of
               audit  and  internal   controls;
               considers  and  reports  to  the
               Board on matters relating to the
               Fund's  accounting and financial
               reporting practices, reviews the
               methods, scope and result of the
               audits and audit fees charged.

         3.    Have the authority to engage and
               determine the fee of independent
               counsel  and other  advisers  as
               they determine necessary.

         4.    Establish   procedures  for  the
               receipt, retention and treatment
               of  complaints  received  by the
               Issuer   regarding   accounting,
               internal accounting controls, or
               auditing   matters,    and   the
               confidential           anonymous
               submission  by  employees of the
               Adviser and/or the Administrator
               of  concerns   of   questionable
               accounting or auditing matters.

*Composed entirely of independent directors who do not accept any consulting, advisory, or compensatory fees, other than directors' fees from the issuer and who are not otherwise affiliated with the issuer or any of its subsidiaries.

Trustee Fund Ownership:

      The following sets forth ranges representing each Trustee's beneficial ownership of Fund shares as of December 31, 2004.

                                                               Aggregate Dollar Range of
                                Dollar Range of                Securities Equity in All
Name of                         Equity Securities in           Registered Investments
Trustees                        the Fund                       Overseen by the Trustee
--------                        --------------------           -------------------------
Interested Trustee

Robert W. Scharar     $50,001.00 - $100,001.00 (Australia/         Over $100,000.00
                                       New Zealand)
                      $10,001.00 - $50,000.00 (Global Fund)
                      $10,000.00 - $50,000.00 (Real Estate
                                       Securities Fund)
                      $10,001.00 - $50,000.00 (Japan Fund)

Independent Trustee

Jack Ewing                 $1 - $10,000.00 (per Fund)              $1 - $10,000.00

John Akard, Jr.            $1 - $10,000.00 (per Fund)              $10,001.00 - $50,000.00

Kathleen Kelly             $1 - $10,000.00(per Fund)               $1 - $10,000.00

      No Independent Trustee or his or her immediate family members, owns a beneficial interest or is an owner of record in an investment adviser or principal underwriter of the Fund; or (ii) is a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Remuneration

      Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees' educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees' conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

      The following table shows the aggregate compensation received by each Independent Trustee from the Fund and from all of the Commonwealth funds as a group for the most recent fiscal year.

                             COMMONWEALTH JAPAN FUND

                                             Pension or                              Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual   From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits upon      Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement         Trustees (*)

John Akard, Jr., Trustee   $4,600.00         $0                   $0                 $14,880.00 (1)
Kathleen Kelly, Trustee    $4,600.00         $0                   $0                 $14,880.00 (1)
Jack Ewing, Trustee        $4,600.00         $0                   $0                 $14,880.00 (1)

----------
* Company does not pay deferred compensation.

(1)  Trustee  of   Commonwealth   International   Series  Trust  -  Commonwealth
Australia/New Zealand, Global and Real Estate Securities Funds.

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

                                             Pension or                              Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual   From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon      Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement         Trustees (*)

John Akard, Jr., Trustee   $4,600.00         $0                   $0                 $14,880.00 (1)

Kathleen Kelly, Trustee    $4,600.00         $0                   $0                 $14,880.00 (1)

Jack Ewing, Trustee        $4,600.00         $0                   $0                 $14,880.00 (1)

----------
* Company does not pay deferred compensation.

(1) Trustee of Commonwealth International Series Trust - Commonwealth Japan, Global and Real Estate Securities Funds.

                            COMMONWEALTH GLOBAL FUND

                                             Pension or                              Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual   From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon      Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement         Trustees (*)

John Akard, Jr., Trustee   $4,600.00         $0                   $0                 $14,880.00 (1)

Kathleen Kelly, Trustee    $4,600.00         $0                   $0                 $14,880.00 (1)

Jack Ewing, Trustee        $4,600.00         $0                   $0                 $14,880.00 (1)

----------
* Company does not pay deferred compensation.

(1) Trustee of Commonwealth International Series Trust - Commonwealth Japan and Australia/New Zealand and Real Estate Securities Funds

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                             Pension or                              Total Compensation
                           Aggregate         Retirement Benefits  Estimated Annual   From Fund and Fund
Name of                    Compensation      Accrued As Part of   Benefits Upon      Complex Paid To
Person / Position          From Fund         of Funds Expenses    Retirement         Trustees (*)
John Akard, Jr., Trustees  $1,000.00         $0                   $0                 $14,880.00 (1)

Kathleen Kelly, Trustees   $1,000.00         $0                   $0                 $14,880.00 (1)

Jack Ewing, Trustees       $1,000.00         $0                   $0                 $14,880.00 (1)

----------
* Company does not pay deferred compensation.

(1) Trustee of Commonwealth International Series Trust - Commonwealth Japan and Australia./New Zealand and Global Funds.

      As noted above, the Trustees conducted eight (8) meetings in 2004 to deal with fund issues (including regular and committee meetings). These meetings included four (4) regular board meetings and four (4) audit committee meetings.

      Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Adviser, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund.

Portfolio Managers

      FCA Corp, the Adviser to the Funds, has provided the Trust with the following information regarding each portfolio manager identified in the Prospectus. The table below lists the number of other accounts managed by each such portfolio manager as of December 31, 2004 within each of three categories:
(A) registered investment companies,  (B) other pooled investment vehicles,  and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the table also lists the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below the table, FCA Corp has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. FCA Corp has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2004. As of December 31, 2004, no portfolio manager identified in the Prospectus beneficially owned equity securities in the Funds.

Accounts Managed

                                                                                       Accounts with respect to which the
                                                                                          advisory fee is based on the
                                           Other Accounts Managed                         performance of the account
                            -------------------------------------------------------    ----------------------------------
                                                      Number of    Total Assets in      Number of      Total Assets in
                                 Category of         Accounts in     Accounts in       Accounts in       Accounts in
                                   Account            Category        Category          Category          Category
                            -------------------------------------------------------    ----------------------------------
Name of Portfolio Manager

Robert W. Scharar          Registered Investment         4          $ 80,000,000.00         0           N//A
                                 Companies
                           Other Accounts              142          $415,000,000.00         0           N/A
                           Total Assets                             $495,000,000.00

Wesley Yuhnke              Registered Investment        4           $ 80,000,000.00         0           N//A
                                 Companies
                           Other Accounts              142          $415,000,000.00         0           N/A
                           Total Assets                             $495,000,000.00

Carlos Rubio               Registered Investment        4           $ 80,000,000.00         0           N//A
                                 Companies
                           Other Accounts              142          $415,000,000.00         0           N/A
                           Total Assets                             $495,000,000.00

Material Conflicts of Interest

      FCA Corp is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolio and the investments of the other accounts included in the table above.

Compensation

      The individuals involved in managing the Fund are compensated following FCA Corp's compensation methodology, which applies to all employees. Employees receive a salary. Bonuses are given an individual based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining a potential bonus size. This bonus is not tied directly to the performance of the Portfolio or the other accounts included in the table above, i.e., there is no performance bonus. All employees receive health benefits and a retirement plan.

                                 CODE OF ETHICS

      The Fund and its Investment Adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). These codes prohibit certain investments by personnel subject to the Code in securities that may be purchased or held by the Fund. The Fund has also adopted a Code of Ethics for its Principal Executive Officers and Principal Financial Officers.

                              PROXY VOTING POLICIES

      The Boards of Trustees of the Trust have reviewed and adopted a proxy voting policy (the "Fund Proxy Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Funds' Investment Adviser. In the event of a conflict between the interest of Fund Shareholders and the Adviser, the Adviser will not exercise the delegated authority and will delegate such authority to the Chairman of the Audit Committee. In the event of a conflict, the Fund's Adviser shall make the economic best interest to Fund Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The Investment Adviser will vote, as a rule, only on matters which clearly have an economic impact and only when it is reasonably feasible to evaluate the proposal and cast an informed vote by the Adviser in accordance with the "Fund Proxy Policy", found in it's entirety in Appendix B.

      In general, the Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those of its shareholders. The investment adviser will generally vote with company management on matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders and on matters regarding the domicile of the company. On any matter, the investment adviser may take management's proposals under advisement and will consider each matter in light of the guidelines set forth in the Policies.

      The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

      Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

      The Trust has required and filed a Form N-PX, with its complete proxy voting record for the 12 months ended June 30, 2004. The Trust's Form N-PX filing will be available (i) without charge, upon request, by calling the Trust toll-free at Matrix's 800 number and (ii) on the SEC's website at www.sec.gov.


                          INVESTMENT ADVISORY AGREEMENT

      Commonwealth International Series Trust (the "Trust") has entered into four separate Investment Advisory Agreements on behalf of its four separate Funds, Commonwealth Japan Fund, Commonwealth Australia/New Zealand Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund with FCA Corp. ("FCA"), dated August 25, 1997, November 25, 1991, March 1, 2002, and May 16, 2003, respectively (the "Advisory Agreement(s)"). The Adviser manages the investment of the Funds' assets and places orders for the purchase and sale of their portfolio securities. In connection with its responsibilities, the Adviser provides the Funds with research, analysis, advice, and economic and statistical data and judgments involving individual investments, general economic conditions and trends, and long-range investment policy.

      The Adviser is controlled by Robert W. Scharar, the Chairman of the Board of Trustees of the Funds as the principal stockholder of the Adviser's parent company, First Commonwealth Holding Company.

      Under the Investment Advisory Agreement, each Fund pays to the Adviser as compensation for the services rendered by it a fee, calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund. During the fiscal years ended October 31, 2004, 2003, and 2002, the Funds paid investment advisory fees as follows:

                         Japan       Australia/      Global       Real Estate
                         Fund        New Zealand     Fund         Securities
                                     Fund                         Fund
                         -----       -----------     ----         ----------
October 31, 2004         $63,340     $257,326        $83,950      24,477
October 31, 2003         $38,501     $151,377        $25,771      ---
October 31, 2002         $26,674     $40,399         ---          ---

      During the fiscal years ended October 31, 2004, 2003 and 2002, the annual total operating expense percentages of each Fund prior to and after the reimbursements by the Adviser were:

                   Japan            Australia/        Global               Real Estate
                   Fund             New Zealand       Fund                 Securities
                                    Fund                                   Fund
                   -----            -----------       ----                 ----------

                   Before   After   Before   After    Before   After       Before  After
                   ------   -----   ------   -----    ------   -----       ------  -----
October 31, 2004   3.13%    3.13%   2.10%    2.10%    2.45%    2.45%       3.45%1  3.45%1

October 31, 2003   4.78%    4.78%   2.53%    2.53%    4.62%1   4.62%(1)    --      --

October 31, 2002   6.94%    6.94%   5.63%    5.63%    --       --          --      --

      (1) Such percentages are annualized.

      The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any errors or losses unless such errors or losses result from willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's duties under the Investment Advisory Agreement.

      Continuation of the Investment Advisory Agreement for the Japan, Global and Australia/New Zealand Funds and establishment of the same Agreement for the Real Estate Securities Fund were approved by the Board of Trustees on May 16, 2003 and may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Funds shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

            The Adviser  shall not be required to pay any  expenses of the Fund, other than those specifically allocated to the Adviser pursuant to the agreement. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are Trustees, officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Fund's officers and employees, fees and expenses of the Fund's Administrator or of any custodial, sub custodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below , other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery; any litigation expenses; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Trust business) of Trustees, officers and employees of the Trust who are not interested persons of the Adviser or Administrator; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are Trustees, officers or employees of the Adviser or the Administrator to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

            The Adviser shall not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Fund if and to the extent that (i) such expenses are assumed or required to be borne by the Fund's principal underwriter or some other party, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. The Adviser shall be required to pay such of the foregoing sales expenses as are not assumed or required to be paid by the principal underwriter or some other party or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT
                ADVISORY AGREEMENTS FOR EACH FUND OF THE TRUST.

      The 1940 Act requires that the investment advisory agreements between the Investment Advisers and the Trust and the Sub-Advisers and the Investment
Advisers on behalf of each Fund be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The Independent Trustees determined that the terms of the investment advisory agreements are fair and reasonable and last approved the investment advisory agreements on May 21, 2004 as being in the best interests of each of the Funds. The Independent Trustees believe that the current investment advisory agreements enable the Funds to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the Trust and its shareholders. In making such determinations, the Independent Trustees met independently from the "interested" Trustees of the Trust and any officers of the Advisers or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust.

      In evaluating the investment advisory agreements, the Independent Trustees reviewed materials furnished by the Investment Adviser, including a list of personnel disclosing employee background and experience, financial statements, investment performance and experience managing funds and other information regarding the Investment Adviser or its affiliates and personnel, its operations and financial condition. The Independent Trustees discussed the operations of the Trust and the capabilities of the Investment Adviser to provide advisory and other services to the Trust. Among other information, the Independent Trustees reviewed information regarding:

            - the investment performance of each Fund;

            - the fees charged by the Investment Advisers for investment advisory services, as well as other compensation received by the Investment Advisers;

            - the projected total operating expenses of each Fund;

            - the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

            - the experience of the investment advisory and other personnel providing services to the Funds and the historical quality of the services provided by the Investment Advisers; and

            - the profitability to the Investment Advisers of managing each Fund.

            The Independent Trustees specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Investment Advisers, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of each Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Funds since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreements.

BOARD'S APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR COMMONWEALTH REAL ESTATE SECURITIES FUND.

            In conjunction with the establishment of Commonwealth Real Estate Securities Fund, at its meeting on May 21, 2004, the Board approved an Investment Advisory Agreement for the Fund. The Board determined that the terms of the investment advisory agreement are fair and reasonable and are in the Fund's best interests.

      In evaluating the proposed investment advisory agreement, the Board reviewed materials furnished by the Fund's Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition. The Board discussed with representatives of the Adviser the Fund's anticipated operations and the Adviser's ability to provide advisory and other services to the Fund. The Board reviewed performance information of another Commonwealth fund with a substantially similar investment objective, policies and strategies as the Fund and managed by the same portfolio manager as the Fund. The Board also reviewed, among other things: (1) the investment performance of other funds advised by the Adviser with similar investment strategies; (2) the proposed fees to be charged by the Adviser for investment management services, (3) the Fund's projected total operating expenses; (4) the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and (5) the experience of the investment advisory and other personnel who would be providing services to the Fund.

      The Board considered the following as relevant to its recommendations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of their personnel; (2) that the advisory fee and projected expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by the Adviser with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Board deemed relevant.

                             ADMINISTRATIVE SERVICES

      Under an agreement ("Services Agreement") between the Trust and InCap Services Company (formerly known as Declaration Services Company) (the "Administrator"), the Administrator supervises all aspects of the Funds' operations other than the management of its investments. As part of these services, the administrator oversees the performance of administrative and professional services to each Fund by others; provides office facilities; supervises the preparation of reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. For the Administrator's services, each Fund will pay to the Administrator an estimated fee of $71,000.00 per Fund.

      Each Fund bears the cost of its accounting services, performed by InCap Services Company formerly Declaration Services Corp. which includes maintaining their financial books and records and calculating their daily net asset value. Each Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distribution") and all other ordinary expenses not specifically borne by the Administrator.

                                   DISTRIBUTOR

      Matrix  Capital  Group,  Inc.  (the  "Distributor"),  is  located at 630-A
Fitzwatertown Road, Willow Grove, PA 19044, and acts as the principal underwriter of each Fund's shares pursuant to an agreement, dated February 1, 2004 and as subsequently amended, with the Trust (the "Distribution Agreement"). The Distributor prior to February 1, 2005 was InCap Securities, Inc. The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Funds bear the cost of communicating with Fund Shareholders, including the cost of preparing, setting in type, printing and distributing the Prospectus, Statement of Additional Information and Registration Statements, Transfer Agent fees and other costs of providing Shareholder services, the cost of supplying prices and Fund information needed by the Distributor, and any taxes related to the sale of securities under each Fund's 12b-1 Plan. Such total expenses, including a $10,000.00 Distributor fee for its service, are limited to .25% of net assets.

      The Distributor's obligation is a "best efforts" arrangement under which the Distributor is required to take and pay for only those Fund shares that may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Also the Distributor will provide support services including review of sales and marketing literature and submissions so the NASD; NASD record keeping; and quarterly report to the Funds' Board of Trustees. In addition, such support services may include: fulfillment services, including telemarketing, printing, mailing and follow-up tracking of sales leads; and licensing Manager or Fund personnel as registered representatives of the Distributor and related supervisory activities.

      The Distribution Agreement is renewable from year to year if approved (a) by the Trust's Board of Trustees or by a vote of a majority of the Fund's shares or (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

      Each Fund has adopted, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to pay expenses in connection with the distribution of its shares and provision of certain services to stockholders. As required by Rule 12b-1, each Fund's Plan was approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees").

      As required by Rule 12b-1, the trustees will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to the Distributor for the three fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 were as follows:

                                     JAPAN

                Total 12b-1     Amount                   Amount Paid to
Fiscal Year     Expenses/       Retained by              Other Service
Ended           Fees Paid       Distributor              Organizations

10/04           $9,843          $2,991                   $6,852

10/03           $5,565          $6,644                   $5,565

10/02           $12,312         $8,093                   $4,228

                             AUSTRALIA/NEW ZEALAND

                Total 12b-1     Amount                   Amount Paid to
Fiscal Year     Expenses/       Retained by              Other Service
Ended           Fees Paid       Distributor              Organizations

10/04           $94,943         $12,014                  $82,929

10/03           $36,539         $13,761                  $22,778

10/02           $19,799         $11,888                  $7,911

                                     GLOBAL

                Total 12b-1     Amount                   Amount Paid to
                Expenses/       Retained by              Other Service
Period Ended    Fees Paid       Distributor              Organizations

10/04           $27,554         $4,150                   $23,404

10/03           $6,815          $1,662                   $5,153

                           REAL ESATE SECURITIES FUND

                Total 12b-1     Amount                   Amount Paid to
                Expenses/       Retained by              Other Service
Period Ended    Fees Paid       Distributor              Organizations

10/04           $5,218          $1,070                   $4,148

      The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by a vote of a majority of each Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of the disinterested trustees for each Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

      Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

      The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Independent Trustees. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each Fund and its stockholders.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that a Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Fund or the Adviser.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

      The Trust's Board of Trustees has authorized the Adviser to cause each Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser that provide lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Funds. The Adviser undertakes that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable State and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by each Fund are reasonable in relation to the expected benefits to each Fund over the long term. The investment advisory fee paid by each Fund under the Advisory Agreements is not reduced as a result of the Adviser's receipt of research services.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of a Fund's shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

      The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Funds) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to a Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

      The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      During the fiscal years ended October 31, 2004 and October 31, 2003, the Australia/New Zealand Fund, Japan Fund and the Global Fund paid $114,323 and $162,059, $33,844 and $9,876, and $26,730 and $20,183, respectfully, in brokerage commissions on portfolio trades. The Real Estate Securities Fund during the fiscal year ended October 31, 2004 paid $14,761 in brokerage commissions on portfolio trades.

                          HOW TO BUY AND REDEEM SHARES

      Shares of the Funds are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including InCap Securities, Inc. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price.

      After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200.00; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to a Fund's Transfer Agent. The Funds' management reserves the right to reject any purchase order if, in its opinion, it is in a Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

      Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to the Commonwealth (Japan) (Australia/New Zealand) (Global) (Real Estate Securities) Fund, c/o Matrix Capital Group, Inc. (the "Distributor"), 630-A Fitzwatertown Road, Willow Grove, PA 19044. In addition, certain expedited redemption methods are available. Accounts having a balance of less than $200.00 may be redeemed by the Fund in its sole discretion. (See Buying and Selling Fund Shares in the Prospectus.)

                        DETERMINATION OF NET ASSET VALUE

      The purchase and redemption price of a Fund's share is each Fund's Net Asset Value (NAV) per share determined after your order is received by the Fund. NAV is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) (certain derivatives are priced at 4:15 p.m. Eastern Time) and reflects the Fund's aggregate assets less its liabilities. Assets or liabilities denominated in foreign currencies are translated into U.S. currency using prevailing foreign exchange rates at 16:00 Greenwich Mean Time on each day NAV is calculated. NAV is not calculated, and the Funds will not sell or redeem their shares, on days the New York Stock Exchange is closed, although certain foreign exchanges may be open on those days. Thus, the value of some investments in the Funds may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which certain foreign exchanges may be closed for holidays or other reasons. The Funds use pricing information from one or more nationally recognized pricing services.

      The Fund's equity investments are generally valued at their most recent closing market price on the primary market on which they trade. Foreign securities are valued as of the close of trading on the primary market on which they trade. The value is then converted to U.S. currency as described above.

      Debt securities are priced by either using a market quotation or by using a pricing model. A pricing model may include factors such as: credit worthiness, duration, interest rate and interest rate movement and country of issuance, among other factors. Debt instruments with maturities of less then 60 days (short-term debt) are valued at amortized cost.

      Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of some investments in the Funds may be affected on days when the Funds are not available for purchase or redemption.

      With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. The prospectuses for these Funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Fair Value Pricing:

      The assets of the Fund are valued at fair value as determined in good faith by or under the direction of the Board of Trustees The Board of Trustees has delegated the responsibility of making fair value determinations to the Adviser, subject to the Funds' Pricing Policies. When pricing determinations are made, when no market quotations are available or when market quotations have become unreliable, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. All fair value determinations are made subject to the Board's oversight.

      Events affecting the value of foreign securities or instruments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Fund's NAV on that day. If events that materially affect the value of a Fund's foreign investments occur during such period, the investments will be valued at their fair value as described above.

                                      TAXES

      The following discussion summarizes certain U.S. Federal tax considerations incident to an investment in the Funds. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Moreover, Investors are cautioned that changes may occur which will render the discussion below inaccurate or incomplete.

      Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.

      To qualify as a regulated investment company, each Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or foreign currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (3) distribute in each taxable year at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and net short-term capital gains in excess of net long-term capital losses).

      The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above.

      As a regulated investment company, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains.

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. Each Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marking-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code); and (3) all ordinary income and capital gain net income from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be taxable to stockholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If a Fund retains net capital gains for reinvestment (although it has no plans to do so), the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

      Distributions. Dividends paid out of a Fund's dividend, interest or other non-capital gains investment income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as dividend or ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

      Dividends may qualify for favorable tax rates and dividends received by corporate stockholders may qualify for the dividends received deduction to the extent a Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the favorable tax rate or corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for such favorable tax treatment. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

      All distributions are taxable to stockholders whether reinvested in additional shares of a Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by each Fund.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, the distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Options, Futures and Forward Foreign Currency Contract Transactions. Many of the options, futures and forward foreign currency contracts that may be entered into by the Funds will be classified as "section 1256 contracts." Generally, gains or losses on section 1256 contracts are considered to be 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

      Generally, the transactions involving options, futures and forward foreign currency contracts that may be undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures and forward foreign currency contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

      The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the effected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the effected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Foreign Currency Gains and Losses. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward foreign currency contracts and forward contracts with respect to debt securities, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

      Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, Australia and New Zealand, the withholding tax imposed by Japan, Australia and New Zealand on dividends from Japan, Australia and New Zealand sources is generally 15% and the withholding tax on interest from Japan, Australia and New Zealand sources is generally 10%. It is impossible to determine the rate of foreign tax in advance, since the amount of a Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his Federal income tax liability. Each stockholder will be notified within 60 days after the close of each Fund's taxable year whether the Fund has elected to "pass-through" its foreign taxes for that year and, if so, the relevant amounts of foreign tax and foreign source income to be taken into account by the stockholder. It cannot be determined in advance whether a Fund will be eligible to make the foreign tax pass-through election. If the Fund is ineligible to do so, the foreign income and similar taxes incurred by it generally will reduce the Fund's investment company taxable income that is distributable to stockholders.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to its stockholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

      The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

      Disposition of Shares. Upon a taxable disposition (for example, a redemption) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances, any charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Commonwealth Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge not allowed by this rule will be treated as a sales charge for the new shares. No charges are presently involved in the acquisition of any of the shares of the Funds.

      Backup Withholding. A Fund may be required to withhold Federal income tax at the rate of 28% of all taxable distributions from the Fund and of gross proceeds from the redemption of the Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

      Foreign Stockholders - U.S. Federal Income Taxation. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Stockholders - Income Not Effectively Connected. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

      Distributions of net capital gains, if any, designated by a Fund as capital gain dividends (as well as amounts retained by the Fund which are designated as undistributed capital gains) and gain realized upon a disposition of Fund shares generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, a Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

      Foreign Stockholders - Income Effectively Connected. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders that are corporations may also be subject to the branch profits tax.

      Foreign Stockholders - Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Funds, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

      Other Taxes. Distributions and redemption proceeds with respect to the Funds also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The following table sets forth information concerning such persons that, to the knowledge of the Fund's Board of Trustees, owned, of record, more than five percent of the Fund's shares as of February 4, 2004:

                             COMMONWEALTH JAPAN FUND

Name and Address                                           Percent of Ownership
----------------                                           --------------------

Charles Schwab & Company, Inc.                                     48.14%
Special Custody Account for Benefit
 of Customers
101 Montgomery Street, Dept. 122
San Francisco, California 94104
Solomon Smith Barney                                               28.36%
333 West 34th Street, 7th Floor
New York, New York 10001

                     COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Name and Address                                           Percent of Ownership
----------------                                           --------------------

Charles Schwab & Company, Inc. (California Corp.)                  43.18%
Special Custody Account for Benefit
 of Customers
ATTN: Mutual Fund Dept.
101 Montgomery Street, Dept. 122
San Francisco, California 94104

Solomon Smith Barney                                               9.72%
333 West 34th Street, 7th Floor
New York, New York 10001

                            COMMONWEALTH GLOBAL FUND

Name and Address                                           Percent of Ownership
----------------                                           --------------------

Solomon Smith Barney                                               19.66%
333 West 34th Street, 7th Floor
New York, New York 10001

Solomon Smith Barney                                               12.95%
333 West 34th Street, 7th Floor
New York, New York 10001

Charles Schwab & Company, Inc.                                      9.27%
Special Custody Account for Benefit
 of Customers
101 Montgomery Street, Dept. 122
San Francisco, California 94104

Solomon Smith Barney                                                7.97%
333 West 34th Street, 7th Floor
New York, New York 10001

Citigroup Global Markets, Inc.                                      6.59%
333 W. 34 Street, 7th Floor
New York, New York  10001

Solomon Smith Barney                                                5.22%
333 West 34th Street, 7th Floor
New York, New York 10001

                    COMMONWEALTH REAL ESTATE SECUTRIEIS FUND

Name and Address                                           Percent of Ownership
----------------                                           --------------------

Citigroup Global Markets                                           13.98%
333 West 34th Street, 3rd Floor
New York, NY 10001

Solomon Smith Barney                                               13.42%
333 West 34th Street, 3rd Floor
New York, NY 10001

Solomon Smith Barney                                                7.26%
333 West 34th Street, 3rd Floor
New York, NY 10001

Solomon Smith Barney                                                6.98%
333 West 34th Street, 3rd Floor
New York, NY 10001

Citigroup Global Markets                                            6.01%
333 West 34th Street, 3rd Floor
New York, NY 10001

Citigroup Global Markets                                            5.54%
333 West 34th Street, 3rd Floor
New York, NY 10001

                              FINANCIAL INFORMATION

      The Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 2004 filed February 3, 2005 incorporated herein by reference to such Report. Copies of the Funds' Annual Reports may be obtained without charge by calling 1-800-345-1898, or on the Funds' website at www.commonwealthfunds.com.

      To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to each household, even if more than one person in the household owns shares of a Fund. Call Commonwealth at 1-800-345-1898 if you need additional copies of a financial report or prospectus. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Commonwealth in writing at 630-A Fitzwatertown Road, Willow Grove, PA 19044. Electronic copies of most financial reports and prospectuses are available at Commonwealth's web site. To participate in Commonwealth's electronic delivery program, call Commonwealth or visit Commonwealth's web site for more information.

                                OTHER INFORMATION

      Custody of Assets. All securities owned by each Fund and cash from the sale of securities in the Fund's investment portfolio are held by The Fifth Third Bank (the "custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

      Stockholder Reports. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the independent accountants.

      Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, the independent accountants for the Funds, perform annual audits of each Fund's financial statements.

      Legal Counsel. Rabil & Ropka, L.L.C., 215 Fries Mill Road, Turnersville, New Jersey 08012, is legal counsel to the Funds.

      Transfer  and  Shareholder   Servicing  Agent.  The  Funds'  transfer  and
shareholder servicing agent is InCap Services Company, Inc., 630-A Fitzwatertown Road, Willow Grove, PA 19044.

                                   APPENDIX A

                               RATING DEFINITIONS

                 (Standard & Poor's / Moody's Investor Service)

                                LONG-TERM RATINGS

      AAA   rated   corporations,   financial   institutions,   governments   or
asset-backed financing structures (entities) have an extremely strong capacity to pay interest and repay principal in a timely manner.

      AA rated entities have a strong capacity to pay interest and repay principal in a timely manner and differ from the highest rated entities only in small degree.

      A rated entities have a strong capacity to pay interest and repay principal in a timely manner although they may be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher rating categories.

      BBB rated entities have a satisfactory or adequate capacity to pay interest and repay principal in a timely manner. Protection levels are more likely to be weakened by adverse changes in circumstances and economic conditions than for borrowers in higher rating categories.

      Entities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such entities will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB rated entities face ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to a less adequate capacity to meet timely debt service commitments.

      B rated entities are more vulnerable to adverse business, financial or economic conditions than entities in higher rating categories. This vulnerability is likely to impair the borrower's capacity or willingness to meet timely debt service commitments.

      CCC rated entities have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely debt service commitments. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C rated entities have a high risk of default or are reliant on arrangements with third parties to prevent defaults.

      D rated entities are in default. The rating is assigned when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired. The "D" rating is also used upon the filing of insolvency petition or a request to appoint a receiver if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Rating Watch highlights an emerging situation which may materially affect the profile of a rated corporation.

                               SHORT-TERM RATINGS

      Includes Commercial Paper (up to 12 months)

      A.1 rated  entities  possess a strong  degree of safety  regarding  timely
payment.   Those  entities   determined  to  possess   extremely  strong  safety
characteristics are denoted with an "A.1+" designation.

      A.2 rated entities have a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for those rated "A.1".

      A.3 rated entities have an adequate capacity for timely repayment. They are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B rated entities have only a speculative capacity for timely payment. Those with a "B.1" have a greater capacity to meet obligations and are somewhat less likely to be weakened by adverse changes in the environment and economic conditions than those rated "B.2".

      C.1 rated entities possess a doubtful capacity for payment.

      D.1 rated entities are in default.

      Ratings of BBB- (Long-Term) or A.3 (Short-Term) and above are investment grade.

                                  APPENDIX "B"

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                      PROXY VOTING POLICIES AND PROCEDURES

      REVIEWED AND APPROVED BY THE COMMONWEALTH INTERNATIONAL SERIES TRUST
                         BOARD OF TRUSTEES JULY 15, 2003

I. Proxy Policies

      The Fund's Adviser shall make the economic best interest of Fund's Shareholders its primary advisory consideration when voting proxies of the companies held in Fund accounts. The investment Adviser shall be expected to vote, as a rule, only on matters which clearly have an economic impact and than only when it is reasonably feasible to evaluate the proposal and cast an informed vote. If the Adviser votes, the Adviser generally shall vote against any actions that would, in the Adviser's opinion, reduce the rights or options of shareholders, reduce shareholder influence over the Board of Directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, the Funds believe in supporting the management of companies in which they invest and the Adviser will be expected to accord proper weight to the positions of a company's Board of Directors and the Adviser's portfolio managers that choose to invest in the companies.

      A.    Boards of Directors

            A proxy, if cast, will normally support management nominees.

            In general the Fund believes that,

            a board that has at least a majority of independent directors is integral to good corporate governance. Key Board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some nominations for directors that should result in votes being withheld. These instances include directors who are known to:

            1. Enact egregious corporate governance policies or failed to replace management, as appropriate;

            2. Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            3. Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

      Votes in a contested election of directors will not be cast unless it is reasonably feasible to evaluate the nominees. They must be evaluated on a case-by-case basis, considering factors such as

            1. Long-term financial performance of any company attempting a takeover;

            2.    Management's track record;

            3.    Portfolio Manager's assessment;

            4.    Qualifications of director nominees (both slates);

            5. Evaluation of what each slate is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and/or

            6.    Background to the Proxy contest.

B.    Independent Auditors

            A company should limit its relationship with its auditors to the audit engagement and certain closely-related activities that do not, in the aggregate, raise an appearance of impaired independence. The Adviser will not vote or will support the reappointment of the company's auditors unless:

            1. It is clear that the auditors will not be able to fulfill their function;

            2. There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            3. The auditors have a significant issue or relationship with the issuer that compromises the auditors' independence.

      C. Compensation Programs

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the long-term interests of shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. The Adviser will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive. If reasonably feasible to cast an informed vote:

            1. The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are not acquired for materially less than fair market value.

            2. The Adviser will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

            3. We will generally support the Board's discretion to determine and grant appropriate cash compensation and severance packages.

      D. Corporate Matters

            The Adviser will review management  proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-base basis, considering the impact of the changes on corporate governance and share-holder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns. If reasonably feasible to cast an informed vote, the Adviser will be expected to generally vote for:

            1. Acquisition proposals that Portfolio Managers believe, based on their review of the materials, will result in financial gain to the portfolio and merger proposals that have operating benefits, a fair offer price, favorable prospects for the combined companies and will not have a negative impact on corporate governance or shareholder rights.

            2. Proposals to increase common share authorization for a stock split.

            3. Proposals to institute open-market share repurchase plans

      E. Shareholder Proposals

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The Adviser shall generally support the Board's discretion regarding shareholder proposals and review shareholder proposals only if reasonably feasible and on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request. If reasonably feasible to cast an informed vote; the Adviser shall be expected to generally vote for proposal that are designed to protect or expand shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                                  APPENDIX "C"

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

                 POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

      It is the policy of the Funds not to provide comprehensive current information of the Funds' portfolio holdings. It is the policy of the Funds not to permit dissemination of detailed current portfolio holdings to any shareholder, potential shareholder or party external to the Commonwealth funds, except for dissemination (i) required by law or (ii) to institutional investment consultants or mutual fund analytical firms (such as Morningstar and Lipper) and, in such cases, with historical data. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.

      This policy applies to affiliates of Commonwealth. Officers of the Funds may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Fund's Board had reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST

           (formerly known as the Capstone International Series Trust)

                           ON BEHALF OF ITS FUNDS THE

                            COMMONWEALTH JAPAN FUND,

                   (formerly known as the Capstone Japan Fund)

                    COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND,
                (formerly known as the Capstone New Zealand Fund)

                            COMMONWEALTH GLOBAL FUND

                    COMMONWEALTH REAL ESTATE SECURITIES FUND

                                ----------------

                                OTHER INFORMATION

                 (PART C TO REGISTRATION STATEMENT NO. 33-6867)

Item 23. Exhibits

A(i). Declaration of Trust as amended and restated dated December 29, 1986 is incorporated herein by reference and attached as Exhibit A(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(ii). Amendment and Restatement to Declaration of Trust dated May 25, 1989 amending the name of the trust to Capstone International Series Trust is incorporated herein by reference and attached as Exhibit A(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(iii) Amendment and Restatement to Declaration of Trust filed September 13, 1990 to establish and designate separate series of funds known as European Plus Fund, Framlington International Fund, Nikko Japan Tilt Fund and the International Value Fund is incorporated herein by reference and attached as Exhibit A(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(iv). Amendment and Restatement to the Declaration of Trust filed September 19, 1991 to establish and designate a separate series known as the New Zealand Fund is incorporated herein by reference and attached as Exhibit A(iv) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

..

A(v). Amendment and Restatement to the Declaration of Trust dated November 5, 1991 and filed November 21, 1991 to terminate a series of the Trust known as the International Value Fund is incorporated herein by reference and attached as Exhibit A(v) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(vi) Amendment and Restatement to the Declaration of Trust dated October 7, 2002 amending the name of the Trust to Commonwealth International Series Trust; is incorporated herein by reference and attached as Exhibit A(iv) to Post-Effective Amendment No. 36 to Registration No. 33-6867.

A(vii) Amendment and Restatement to Declaration of Trust dated January 29, 2002 to establish and designate separate series of funds known as the Japan Fund, Australia/ New Zealand Fund and the Global Fund is incorporated herein by reference and attached as Exhibit A(vii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

A(viii) Amendment and Restatement to Declaration of Trust dated May 16, 2003 to establish and designate separate series of funds known as the Japan Fund, Australia/ New Zealand Fund, Global Fund and the Real Estate Securities Fund is incorporated herein by reference and attached as Exhibit A(viii) to Post Effective Amendment No. 42 to Registration No. 33-6867.

B(i). By-Laws is incorporated herein by reference and attached as Exhibit B(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

..

B(ii). Amendment to By-Laws dated September 29, 1986 is incorporated herein by reference and attached as Exhibit B(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

..           B(iii).  Amendment  to By-Laws  dated July 24, 1989 is  incorporated herein by reference and attached as Exhibit B(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

C.          None.

D(i). Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Australia/New Zealand Fund, and FCA Corp is incorporated herein by reference and attached as Exhibit D(i) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

D(ii). Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Japan Fund, and FCA Corp. is incorporated herein by reference and attached as Exhibit D(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

D(iii) Copy of Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Global Fund, and FCA Corp. dated March 1, 2002 is incorporated herein by reference and attached as Exhibit D(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

D(iv) Copy of Investment Advisory Agreement between Commonwealth International Series Trust, on behalf of Commonwealth Real Estate Fund, and FCA Corp. dated May 16, 2002 is attached hereto as Exhibit D(iv).

E(i). General Distribution Agreement between Declaration Distributors, Inc. and the Fund dated October 7, 2000, is incorporated herein by reference and attached as Exhibit E(i) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

E(ii) Amendment to Distribution Agreement between InCap Securities, Inc. (formerly known as Declaration Distributors, Inc. and the Fund dated November 1, 2001 and filed on December 13, 2001 is incorporated herein by reference and attached as Exhibit E(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

E(iii) Amendment to Distribution Agreement between InCap Securities, Inc. (formerly known as Declaration Distributors, Inc.) and the Fund dated June 9, 2003 is incorporated herein by reference and attached as Exhibit E(iii) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

E(iv) Amendment to Distribution Agreement between InCap Services Company and the Fund dated as of January 5, 2004, is incorporated herein by reference and attached as Exhibit E(iv) to Post-Effective Amendment No. 43 to Registration No. 33-6867.

E(v) Distribution Agreement between Matrix Capital Group, Inc. and the Fund dated as of February 1, 2005, is attached hereto as Exhibit E(v).

F.          None

G. Copy of Custodian Agreement between Capstone International Series Trust and Fifth Third Bank is incorporated herein by reference and filed with Post-Effective Amendment No. 28 to Registration No. 33-6867.

H(i). Service Agreement between InCap Services Company (formerly known as Distribution Services Company) and the Fund dated October 7, 2000, is incorporated herein by reference and attached as Exhibit E(i) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

H(ii) Amendment to Service Agreement between InCap Services Company (formerly known as Distribution Services Company) and the Fund dated November 1, 2002 and filed December 13, 2002 is incorporated herein by reference and attached as Exhibit H(ii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

H(iii) Amendment to Service Agreement between InCap Services Company (formerly known as Distribution Services Company) and the Fund dated June 9, 2002 incorporated herein by reference and attached as Exhibit H(iii) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

H(iv) Amendment to Services Agreement between InCap Services Company and the Fund dated as of January 5, 2004 incorporated herein by reference and attached as Exhibit H(iv) to Post-Effective Amendment No. 43 to Registration No. 33-6867.

H(v) Service Agreement between Matrix Capital Group, Inc. and the Fund dated as of February 1, 2005, is attached hereto as Exhibit H(v).

I. Opinion of Rabil & Ropka, L.L.C. dated February 25, 2005, is attached hereto as Exhibit I(i)

J(i). Consent of Briggs, Bunting & Dougherty, LLP. dated February 25, 2005, is attached hereto as Exhibit J(i).

J(ii).      Power of  Attorney  of Jack H. Ewing is  attached  hereto as Exhibit
            J(ii).

J(iii).     Power of Attorney of  Kathleen  Kelly is attached  hereto as Exhibit
            J(iii).

J(iv).      Power of Attorney of John Akard,  Jr. is attached  hereto as Exhibit
            J(iv).

K(i). Copy of the Fund's most recent financial statements has been filed on February 3, 2005 in the Fund's Form NCSR filing and is incorporated herein by reference.

K(ii). Copy of the Fund's most recent financial statements has been filed on January 14, 2005 in the Fund's Annual Report N-SAR-B filing and is incorporated herein by reference.

L.          None

M(i) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Japan Fund is incorporated herein by reference and filed as Exhibit M(i) to Post-Effective Amendment No. 35 to Registration No. 33-6867.

M(ii) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Australia/New Zealand Fund is incorporated herein by reference and filed as Exhibit M(i) to Post-Effective Amendment No. 36 to Registration No. 33-6867.

M(iii) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Global Fund is incorporated herein by reference and filed as Exhibit M(iii) to Post-Effective Amendment No. 39 to Registration No. 33-6867.

M(iv) Distribution and Service Plan pursuant to Rule 12b-1 for Commonwealth Real Estate Securities Fund is incorporated herein by reference and attached as Exhibit M(iv) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

N.          None

O.          Reserved

P(i). Code of Ethics, dated November 3, 2000, adopted by Commonwealth Japan Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(i) of Post-Effective Amendment No. 35.

P(ii). Code of Ethics, dated November 3, 2000, adopted by Commonwealth Australia/New Zealand Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(i) of Post-Effective Amendment No. 36.

P(iii). Code of Ethics, dated February 25, 2002, adopted by Commonwealth Global Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(iii) of Post-Effective Amendment No. 39 to Registration No. 33-6867.

P(iii). Code of Ethics, dated May 16, 2003, adopted by Commonwealth Real Estate Securities Fund and pursuant to Rule 17j-1 is incorporated herein by reference and attached as Exhibit P(iii) to Post-Effective Amendment No. 42 to Registration No. 33-6867.

P(iv). Code of Ethics, dated January 7, 2005, adopted by Commonwealth Real Estate Securities Fund and pursuant to Rule 17j-1 and attached as Exhibit P (iv). .

Item 24. Persons Controlled by or under Common Control with Registrant

         Registrant does not control and is not under common control with any person.

 Item 25. Indemnification

     The Declaration of Trust of the Registrant includes the following:

        Section 4.3.  Mandatory Indemnification.

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

        (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to an matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

      (A) By the court or other body approving the settlement or other disposition; or

      (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (2) written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued there under.

Item 26. Business and Other Connections of Investment Adviser

      The only activity of the Registrant's investment adviser, FCA Corp, prior to the date hereof has been that of investment adviser and financial and business planners to pension and profit sharing plans, charitable institutions, individuals and other entities.

      Set forth below is a list of each officer and director of the Registrant's investment adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                        Other Substantial
                        Position with                Business, Profession,
   Name                 Investment Adviser           Vocation or Employment

Robert W. Scharar       Director, President &        Investment Adviser & Senior Financial
5847 San Felipe         Chief Executive Officer      Planner
Suite 850               of FCA Corp
Houston, TX 77057

Barry M. Papa           Chief Operating Officer &    Administrator
5847 San Felipe         Chief Compliance Officer
Suite 850
Houston, TX 77057

Robert P. Messer, Jr.   Vice President               Real Estate Advisor
5847 San Felipe
Suite 850
Houston, TX 77057

Shari Manning           Secretary                    Senior Financial Planner

John Manaras            Director                     Partner in the law firm Steubins, McGuinness
                                                     And Manaras, LLP

Max Patterson           Director                     Executive Director of the Houston Fireman's
                                                     Relief and Retirement Fund

Ed Srsic                Director                     Vice President of Sales for Louis
Raphael

Item 27. Principal Underwriters

      (a) The principal underwriter of the Registrant is Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd floor, Willow Grove, PA 19044. Other funds for which this distributor acts as principal underwriter, depositor or investment Adviser are: AMIDEX Cancer Innovation and Healthcare Fund, AMIDEX35 Israel Mutual Fund and Blue & White Funds Trust.

      (b)

      Name and Principal       Positions and Offices       Positions and Offices
      Business Address         with Underwriter            with Registrant
      Christopher Anci         President
      335 Madison Avenue
      11th Floor
      New York, NY 10017

      Eva Lui                  Vice President/Treasurer
      335 Madison Avenue
      11th Floor
      New York, NY 10017

      Len Parisi               Vice President - Trading
      335 Madison Avenue
      11th Floor
      New York, NY 10017

      Howard Seligman          Vice President - New
      335 Madison Avenue       Business Development
      11th Floor
      New York, NY 10017

      Peter Marron             Director
      335 Madison Avenue
      11th Floor
      New York, NY 10017

      Jennifer Sarkany         Assistant Vice President
      335 Madison Avenue
      11th Floor

      New York, NY 10017

      Harry Hazelwood          Compliance
      335 Madison Avenue
      11th Floor
      New York, NY 10017

      David Ganley             Senior Vice President -     Assistant Secretary
      630 Fitzwatertown Road   Mutual Fund Srevices
      Building A, 2nd floor
      Willow Grove PA  19044

      (c)   None. This Distributor was appointed on February 1, 2005.

Item 28. Location of Accounts and Records

      FCA Corp, the investment adviser of the Commonwealth Funds is located at 5847 San Felipe, Suite 850, Houston, Texas 77057; The Fifth Third Bank, the custodian of the Commonwealth Funds is located at 38 Fountain Square, Cincinnati, Ohio 45263, and Matrix Capital Group, Inc., the Distributor, is located at 630-A Fitzwatertown Road, Willow Grove, PA 19044 and maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated there under.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant represents that this Amendment satisfies the requirements for filing pursuant to paragraph (b) of Rule 485 under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Houston, and State of Texas on the 28th day of February, 2005.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

                                                                      Registrant

                                                            By:/s/Robert Scharar

                                                       Robert Scharar, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                           Title                         Date

/s/ Robert Scharar              President and Trustee         February 28, 2005
-------------------------       (Principal Executive
Robert Scharar                           Officer)



/s/ Charles R. Ropka            Secretary                     February 28, 2005
-------------------------
Charles R. Ropka


* /s/ John Akard, Jr.           Trustee                       February 28, 2005
-------------------------
John Akard, Jr.


* /s/ Kathleen Kelly            Trustee                       February 28, 2005
-------------------------
Kathleen Kelly


* /s/ Jack Ewing                Trustee                       February 28, 2005
-------------------------
Jack H. Ewing


* By:   /s/ Robert Scharar
        --------------------------------------------
        Robert Scharar, President, Attorney-in-Fact


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                                TABLE OF CONTENTS

                                    EXHIBITS

Distribution Agreement                                                  E(v)

Opinion of Counsel                                                      I(i)

Consent of Auditors                                                     J(i)

Power of Attorney of Jack H. Ewing                                      J(ii)

Power of Attorney of Kathleen Kelly                                     J(iii)

Power of Attorney of John Akard, Jr.                                    J(iv)

Amended Code of Ethics                                                  P(iv)